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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2012 through June 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



                           Pioneer AMT-Free
                           Municipal Fund

--------------------------------------------------------------------------------
                           Semiannual Report | June 30, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:
                           Class A       PBMFX
                           Class B       PBMUX
                           Class C       MNBCX
                           Class Y       PBYMX


                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             7
Prices and Distributions                                                      8
Performance Update                                                            9
Comparing Ongoing Fund Expenses                                              13
Schedule of Investments                                                      15
Financial Statements                                                         29
Notes to Financial Statements                                                37
Trustees, Officers and Service Providers                                     44

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 3

Portfolio Management Discussion | 6/30/12

In the following interview, portfolio manager David Eurkus reviews the market environment for municipal investments and the performance of AMT-Free Municipal Fund during the six months ended June 30, 2012. Mr. Eurkus, senior vice president and portfolio manager at Pioneer, is the lead portfolio manager of the Fund, which he co-manages with Timothy Pynchon, vice president portfolio manager at Pioneer.

Q  How did the Fund perform during the six months ended June 30, 2012?

A Pioneer AMT-Free Municipal Fund Class A shares returned 7.02% at net asset value during the six months ended June 30, 2012, while the Fund's benchmark, the Barclays Capital Municipal Bond Index (the Barclays Index), returned 3.66%. During the same period, the average return of the 241 mutual funds in Lipper's General Municipal Debt Funds category was 4.98%.

Q How would you describe the investment environment for tax-exempt bonds during the six months ended June 30, 2012?

A Over the first six months of 2012, the investment environment was conducive to continued declines in interest rates. The U.S. economy continued to grow, though at a more moderate pace, and we saw no significant inflationary pressures domestically. The U.S. Federal Reserve (the Fed) continued to state that short-term interest rates would remain near zero for the foreseeable future. And though the United States is facing a budgetary "fiscal cliff" in January 2013 (when automatic tax hikes and dramatic spending cuts will ensue unless Congress takes action), investors foresaw no major changes in the fixed-income investing environment and continued to purchase tax-exempt bonds at a high volume, due to the bonds' attractive tax-equivalent yields compared with short- and longer-term taxable alternatives. An increase in municipal bond supply during the first half of 2012 was easily absorbed by healthy investor demand during the six-month period.

   During the six-month period, municipal bond price performance was strong, given that continuing economic turmoil in Greece, Italy and Spain meant that more fixed-income investors were looking to invest in credits here in the United States, including municipal bonds. Additionally, we continued to see an improving fiscal environment for many states and municipalities, as municipal leaders were able to trim their budgets as needed, and revenue streams began to improve for many states and cities.

4 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Q What was your overall investment strategy for the portfolio during the six months ended June 30, 2012?

A Our principal portfolio strategy is to purchase and hold discounted long-term municipal bonds, as those investments offer the highest yields in the tax-exempt marketplace. We believe that over the long term, our broadly diversified* strategy will enable the Fund to outperform the benchmark Barclays Index and its Lipper peers. The Fund also continues to have a strong focus on sectors vital to communities nationwide. The sectors include health care/hospitals, power and energy, public and private education, and transportation.

   During the six-month period, we maintained our emphasis on overall portfolio quality. As of June 30, 2012, 8.9% of the Fund's portfolio contained investments rated AAA or the equivalent, while 45.2% of portfolio assets were rated A or AA. In addition, the Fund's investments are broadly diversified among a wide range of municipal bond sectors.

Q What were the most significant contributors to and detractors from the Fund's performance during the six months ended June 30, 2012?

A As we were comfortable with the bond positions we had already built into the portfolio over the last two years - and with the Fund's long-duration stance
   - we did not make any significant alterations to the portfolio's structure during the six-month period. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.) The largest contributions to the Fund's benchmark-relative outperformance during the six-month period came from the portfolio's long-duration positioning on the municipal yield curve, overweights (relative to the Barclays Index) to the four municipal sectors mentioned above (health care/hospitals, power and energy, public and private education, and transportation), and the portfolio's continued overweights to A-rated and Baa-rated bonds.

   One individual Fund position--Massachusetts State Health & Education Facilities--detracted just slightly from performance during the six-month period.

Q  What is your outlook for the months ahead?

A In the coming months, we expect the technical environment for municipal investments to continue to be favorable, with slightly higher supply levels being more than matched by healthy investor demand. Moreover, we continue to be encouraged by the improving credit posture for most states and municipalities. And though the European economic situation and the impending U.S. "fiscal cliff" will create uncertainty in the overall markets,

* Diversification does not assure a profit or protect against loss in a declining market.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 5 we are confident that municipal bonds will remain an attractive alternative for investors, especially considering their much better yields compared with those offered by taxable-bond investments.

   The Fund will continue to hold select long-term tax-exempt bonds that we believe have the strongest opportunity to perform well. We will also continue to review the Fund's holdings to seek to ensure their integrity and quality as well as the timely payment of principal and interest on the investments. The Fund remains broadly diversified, with only limited exposure to general obligation bonds, which are more tied to states' general revenues. The vast majority of the Fund's holdings are in bonds with dedicated revenue streams ("revenue bonds"), which we continue to monitor closely.

   We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for long-term investors seeking high income free from federal taxes.

Please refer to the Schedule of Investments on pages 15-28 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

6 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Portfolio Summary | 6/30/12

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                              32.9%
A                                24.8%
AA                               20.4%
AAA                               8.9%
B                                 4.6%
BB                                2.3%
CCC                               0.1%
Not Rated                         6.0%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                    27.1%
Insured                                        26.1%
Education                                      10.2%
Special Revenues                                9.6%
Power                                           6.0%
General Obligation                              4.6%
Pollution Control Revenue                       4.5%
Transportation                                  4.3%
Varlous Revenues                                3.6%
Escrowed                                        1.5%
Housing                                         1.3%
Water & Sewer                                   1.2%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

  1.     California Statewide Communities Development Authority,
         5.0%, 8/15/47                                                    2.30%
--------------------------------------------------------------------------------
  2.     North Carolina Eastern Municipal Power Agency, 6.0%, 1/1/22       1.68
--------------------------------------------------------------------------------
  3.     Public Authority for Colorado Energy, 6.5%, 11/15/38              1.68
--------------------------------------------------------------------------------
  4.     Massachusetts Housing Finance Agency, 5.4%, 12/1/28               1.60
--------------------------------------------------------------------------------
  5.     Massachusetts Health & Educational Facilities Authority,
         5.5%, 7/1/32                                                      1.53
--------------------------------------------------------------------------------
  6.     Tampa-Hillsborough County Expressway Authority, 4.0%, 7/1/34      1.52
--------------------------------------------------------------------------------
  7.     Texas Private Activity Bond Surface Transportation Corp.,
         7.0%, 6/30/40                                                     1.36
--------------------------------------------------------------------------------
  8.     Philadelphia Hospitals & Higher Education Facilities
         Authority, 5.0%, 7/1/34                                           1.31
--------------------------------------------------------------------------------
  9.     Phoenix Civic Improvement Corp., 7/1/43                           1.26
--------------------------------------------------------------------------------
 10.     FYI Properties, 5.5%, 6/1/39                                      1.21
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 7

Prices and Distributions | 6/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                   6/30/12             12/31/11
--------------------------------------------------------------------------------
      A                     $14.06               $13.40
--------------------------------------------------------------------------------
      B                     $13.97               $13.30
--------------------------------------------------------------------------------
      C                     $13.95               $13.29
--------------------------------------------------------------------------------
      Y                     $14.03               $13.37
--------------------------------------------------------------------------------

Distributions per Share: 1/1/12-6/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Net Investment     Short-Term        Long-Term
    Class          Income        Capital Gains    Capital Gains
--------------------------------------------------------------------------------
      A           $0.2760           $    --          $    --
--------------------------------------------------------------------------------
      B           $0.2126           $    --          $    --
--------------------------------------------------------------------------------
      C           $0.2221           $    --          $    --
--------------------------------------------------------------------------------
      Y           $0.2939           $    --          $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 9-12.

8 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Performance Update | 6/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                      Net Asset      Public Offering
Period                Value (NAV)    Price (POP)
--------------------------------------------------------------------------------
10 Years               5.43%         4.95%
5 Years                5.59          4.62
1 Year                13.90          8.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                      Gross          Net
--------------------------------------------------------------------------------
                      0.87%          0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer AMT-Free      Barclays Capital
                  Municipal Fund        Municipal Bond Index
6/30/2002         $    9,550            $    10,000
6/30/2003         $   10,546            $    10,874
6/30/2004         $   10,559            $    10,957
6/30/2005         $   11,667            $    11,859
6/30/2006         $   11,802            $    11,964
6/30/2007         $   12,346            $    12,526
6/30/2008         $   12,466            $    12,931
6/30/2009         $   12,104            $    13,419
6/30/2010         $   13,833            $    14,709
6/30/2011         $   14,230            $    15,220
6/30/2012         $   16,208            $    16,727

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class A shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 9

Performance Update | 6/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                      If             If
Period                Held           Redeemed
--------------------------------------------------------------------------------
10 Years              4.55%          4.55%
5 Years               4.66           4.66
1 Year               12.87           8.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                      Gross          Net
--------------------------------------------------------------------------------
                      1.74%          1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer AMT-Free      Barclays Capital
                  Municipal Fund        Municipal Bond Index
6/30/2002         $   10,000            $   10,000
6/30/2003         $   10,955            $   10,874
6/30/2004         $   10,884            $   10,957
6/30/2005         $   11,926            $   11,859
6/30/2006         $   11,988            $   11,964
6/30/2007         $   12,426            $   12,526
6/30/2008         $   12,428            $   12,931
6/30/2009         $   11,964            $   13,419
6/30/2010         $   13,550            $   14,709
6/30/2011         $   13,827            $   15,220
6/30/2012         $   15,607            $   16,727

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class B shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Performance Update | 6/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                      If             If
Period                Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/1/2003)            4.24%          4.24%
5 Years                4.75           4.75
1 Year                13.03          13.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

1.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer AMT-Free      Barclays Capital
                  Municipal Fund        Municipal Bond Index
10/31/2003        $   10,000            $   10,000
6/30/2004         $   10,061            $   10,119
6/30/2005         $   10,992            $   10,952
6/30/2006         $   11,049            $   11,049
6/30/2007         $   11,474            $   11,568
6/30/2008         $   11,496            $   11,942
6/30/2009         $   11,065            $   12,393
6/30/2010         $   12,542            $   13,584
6/30/2011         $   12,801            $   14,056
6/30/2012         $   14,468            $   15,448

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class C shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 11

Performance Update | 6/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                      If             If
Period                Held           Redeemed
--------------------------------------------------------------------------------
10 Years               5.58%          5.58%
5 Years                5.86           5.86
1 Year                14.13          14.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                      Gross          Net
--------------------------------------------------------------------------------
                      0.57%          0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer AMT-Free      Barclays Capital
                  Municipal Fund        Municipal Bond Index
 6/30/2002        $  5,000,000           $  5,000,000
 6/30/2003        $  5,522,292           $  5,437,116
 6/30/2004        $  5,529,171           $  5,478,301
 6/30/2005        $  6,109,113           $  5,929,546
 6/30/2006        $  6,179,957           $  5,982,035
 6/30/2007        $  6,475,831           $  6,262,886
 6/30/2008        $  6,556,983           $  6,465,389
 6/30/2009        $  6,381,920           $  6,709,420
 6/30/2010        $  7,306,990           $  7,354,349
 6/30/2011        $  7,542,214           $  7,609,940
 6/30/2012        $  8,608,442           $  8,363,357

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class Y shares of the Fund for periods prior to December 10, 2004, is based on the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Fund were reflected, the performance of the Fund's Class Y shares would be lower than the performance shown.

Performance shown for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, reflects the NAV performance of Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance of Class Y shares for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

 The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from January 1, 2012, through June 30, 2012.

--------------------------------------------------------------------------------
Share Class                     A             B              C             Y
--------------------------------------------------------------------------------
Beginning Account           $1,000.00     $1,000.00      $1,000.00     $1,000.00
Value on 1/1/12
--------------------------------------------------------------------------------
Ending Account              $1,070.20     $1,066.60      $1,066.60     $1,071.80
Value (after expenses)
on 6/30/12
--------------------------------------------------------------------------------
Expenses Paid                   $4.22         $8.84          $8.07         $2.83
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.57% and 0.55% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2012, through June 30, 2012.

--------------------------------------------------------------------------------
Share Class                     A             B              C             Y
--------------------------------------------------------------------------------
Beginning Account           $1,000.00     $1,000.00      $1,000.00     $1,000.00
Value on 1/1/12
--------------------------------------------------------------------------------
Ending Account              $1,020.79     $1,016.31      $1,017.06     $1,022.13
Value (after expenses)
on 6/30/12
--------------------------------------------------------------------------------
Expenses Paid                   $4.12         $8.62          $7.87         $2.77
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.57% and 0.55% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Schedule of Investments | 6/30/12 (unaudited)

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       MUNICIPAL BONDS -- 99.4%
                                       Alabama -- 0.7%
   5,000,000                   A+/A1   Alabama Drinking Water Finance
                                       Authority, 4.0%, 8/15/28                 $     5,052,600
   1,500,000                   NR/NR   Sylacauga Health Care Authority,
                                       6.0%, 8/1/35                                   1,485,120
                                                                                ---------------
                                                                                $     6,537,720
-----------------------------------------------------------------------------------------------
                                       Arizona -- 4.6%
   1,000,000                 AA-/Aa3   Arizona Board of Regents, 4.0%,          $     1,022,860
                                       6/1/31
   5,145,000                  AA-/NR   Arizona Health Facilities Authority,
                                       5.5%, 1/1/38                                   5,653,532
   3,345,000                  AA/Aa2   Maricopa County High School District
                                       No 210-Phoenix, 3.5%, 7/1/25                   3,395,677
   1,000,000                    A/A1   Maricopa County Pollution Control
                                       Corp., 5.0%, 6/1/35                            1,083,530
   4,000,000                  AA/Aa3   Phoenix Civic Improvement Corp.,
                                       0.0%, 7/1/25                                   4,666,040
   8,005,000                  AA/Aa3   Phoenix Civic Improvement Corp.,
                                       0.0%, 7/1/26                                   9,334,310
  10,000,000                  AA/Aa3   Phoenix Civic Improvement Corp.,
                                       0.0%, 7/1/43                                  11,587,200
   3,470,000                  AA/Aa3   Pima County Industrial Development
                                       Authority, 5.0%, 7/1/20                        3,939,560
     500,000                 BBB-/NR   Pima County Industrial Development
                                       Authority, 6.1%, 6/1/45                          503,895
     954,000                 NR/Baa3   Pima County Industrial Development
                                       Authority, 6.75%, 7/1/31                         956,452
                                                                                ---------------
                                                                                $    42,143,056
-----------------------------------------------------------------------------------------------
                                       California -- 15.9%
   4,000,000                   A-/A3   Alameda Corridor Transportation
                                       Authority, 4.75%, 10/1/25                $     4,001,240
   1,000,000                 AAA/Aaa   California Educational Facilities
                                       Authority, 5.25%, 4/1/40                       1,393,550
   2,000,000                    A/NR   California Health Facilities
                                       Financing Authority, 5.0%, 3/1/33              2,011,180
   2,000,000                    A/A2   California Health Facilities
                                       Financing Authority, 5.625%, 7/1/32            2,180,780
   4,000,000                BBB/Baa2   California Municipal Finance
                                       Authority, 5.25%, 2/1/37                       4,058,360
   4,875,000                 NR/Baa2   California Statewide Communities
                                       Development Authority, 5.0%, 5/15/30           4,986,735
   4,125,000                 NR/Baa2   California Statewide Communities
                                       Development Authority, 5.0%, 5/15/38           4,165,260
  20,955,000               BBB+/Baa2   California Statewide Communities
                                       Development Authority, 5.0%, 8/15/47          21,062,918
  10,000,000                 AA-/Aa3   California Statewide Communities
                                       Development Authority, 5.25%, 11/15/48        10,576,600

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 15

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       California -- (continued)
   4,000,000                 NR/Baa1   California Statewide Communities
                                       Development Authority, 5.375%,
                                       12/1/37                                  $     4,026,880
  10,000,000                  AA-/A1   California Statewide Communities
                                       Development Authority, 5.75%, 7/1/47          10,811,400
   4,000,000                   A-/NR   California Statewide Communities
                                       Development Authority, 5.75%, 8/15/38          4,361,000
   1,000,000                  NR/Aa3   Franklin-Mckinley School District,
                                       6.0%, 7/1/16                                   1,189,330
   2,100,000                   A-/WR   Fresno Joint Powers Financing
                                       Authority, 4.75%, 9/1/28                       2,101,575
  15,000,000                   B-/B3   Golden State Tobacco Securitization
                                       Corp., 5.125%, 6/1/47                         10,823,400
   2,500,000                BBB+/Ba1   Inglewood Redevelopment Agency,
                                       4.75%, 5/1/38                                  2,294,375
   3,000,000                 A-/Baa2   Long Beach Bond Finance Authority,
                                       5.5%, 11/15/37                                 3,255,510
   4,000,000                   A-/NR   Madera Irrigation District, 5.5%,              4,310,240
                                       1/1/33
   3,680,000                  A/Baa2   Madera Public Financing Authority,
                                       4.375%, 3/1/31                                 3,749,184
   1,600,000                  AA-/WR   Oxnard School District, 4.375%,
                                       8/1/33                                         1,622,896
   3,815,000                  BBB/NR   Pittsburg Redevelopment Agency,
                                       4.25%, 9/1/34                                  3,115,100
   7,000,000                  BBB/NR   Pittsburg Redevelopment Agency,
                                       6.5%, 9/1/28                                   7,535,710
   2,180,000                  A/Baa2   Pomona Unified School District,
                                       6.55%, 8/1/29                                  2,853,729
   1,000,000                   A-/NR   Redding Redevelopment Agency,
                                       4.5%, 9/1/26                                     995,070
   3,000,000                   A-/NR   Rialto Redevelopment Agency,
                                       6.25%, 9/1/37                                  3,154,200
   1,500,000                 AA-/Aa1   San Jose Evergreen Community College
                                       District, 5.0%, 8/1/41                         1,672,260
   7,365,000                 BBB/Ba2   San Jose Redevelopment Agency,
                                       4.9%, 8/1/33                                   6,651,921
   2,085,000                  NR/Aa2   San Juan Unified School District,
                                       5.0%, 8/1/25                                   2,424,146
   1,500,000                   A/Ba1   Santa Cruz County Redevelopment
                                       Agency, 6.625%, 9/1/29                         1,745,340
   1,405,000                  A+/Aa3   Santa Maria Joint Union High School
                                       District, 0.0%, 8/1/27 (b)                       671,815
   3,500,000                  A+/Aa2   Saugus Union School District, 0.0%,
                                       8/1/23 (b)                                     2,268,035
   9,500,000                   A-/A1   State of California, 4.25%, 8/1/33             9,626,255
                                                                                ---------------
                                                                                $   145,695,994
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Colorado -- 4.7%
   5,555,000                   A-/A3   City of Colorado Springs Colorado,
                                       6.375%, 12/15/30                         $     5,562,610
   2,750,000      5.25       AA-/Aa3   Colorado Health Facilities
                                       Authority, Floating Rate Note, 11/15/35        2,927,568
  15,000,000                BBB/Baa2   E-470 Public Highway Authority,
                                       0.0%, 9/1/23 (b)                               8,871,150
   5,000,000                BBB/Baa2   E-470 Public Highway Authority,
                                       0.0%, 9/1/27 (b)                               2,291,200
  12,500,000                 A-/Baa2   Public Authority for Colorado
                                       Energy, 6.5%, 11/15/38                        15,421,125
   2,500,000                 NR/Baa3   Regional Transportation District,
                                       6.0%, 1/15/26                                  2,859,100
   1,250,000                 NR/Baa3   Regional Transportation District,
                                       6.0%, 1/15/34                                  1,407,675
   1,000,000                 NR/Baa3   Regional Transportation District,
                                       6.0%, 1/15/41                                  1,114,560
   2,000,000                 NR/Baa3   Regional Transportation District,
                                       6.5%, 1/15/30                                  2,353,020
                                                                                ---------------
                                                                                $    42,808,008
-----------------------------------------------------------------------------------------------
                                       Connecticut -- 0.5%
   1,000,000                   NR/NR   Connecticut State Health &
                                       Educational Facility Authority,
                                       5.5%, 7/1/17                             $     1,011,500
   1,500,000                    B/NR   Mohegan Tribe of Indians of
                                       Connecticut, 5.25%, 1/1/33 (144A)              1,248,045
   2,470,000                    B/NR   Mohegan Tribe of Indians of
                                       Connecticut, 6.25%, 1/1/31                     2,353,095
                                                                                ---------------
                                                                                $     4,612,640
-----------------------------------------------------------------------------------------------
                                       District of Columbia -- 2.0%
  10,000,000                BBB/Baa1   District of Columbia Tobacco
                                       Settlement Financing Corp.,
                                       6.75%, 5/15/40                           $    10,190,100
   7,950,000                   NR/A1   District of Columbia, 4.25%, 6/1/37            7,970,750
                                                                                ---------------
                                                                                $    18,160,850
-----------------------------------------------------------------------------------------------
                                       Florida -- 6.2%
   7,500,000                 NR/Baa1   City of Tallahassee Florida,
                                       6.375%, 12/1/30                          $     7,510,500
     520,000                   NR/NR   County of Madison Florida,
                                       6.0%, 7/1/25                                     498,815
   5,000,000                   A-/A2   County of Miami-Dade Florida
                                       Aviation Revenue, 5.5%, 10/1/41                5,598,200
   4,885,000                   A/Aa3   County of Miami-Dade Florida,
                                       5.0%, 6/1/22                                   5,090,023
   1,000,000                  NR/Aa2   County of Miami-Dade Florida,
                                       7.7%, 10/1/12                                  1,017,840

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 17

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Florida -- (continued)
   8,000,000                 AA+/Aa1   Escambia County Health Facilities
                                       Authority, 5.25%, 11/15/32               $     8,135,360
   3,000,000                 NR/Baa1   Escambia County Health Facilities
                                       Authority, 6.0%, 8/15/36                       3,316,200
   1,390,000                   NR/NR   Florida Development Finance Corp.,
                                       6.0%, 9/15/30                                  1,474,860
   1,830,000                  A+/Aa3   Greater Orlando Aviation Authority,
                                       5.0%, 10/1/25                                  2,098,772
   2,980,000                  BB+/NR   Lee County Industrial Development
                                       Authority Florida, 4.75%, 6/15/14              3,052,235
   2,000,000                  BB+/NR   Lee County Industrial Development
                                       Authority Florida, 5.375%, 6/15/37             1,976,920
   3,400,000                   NR/NR   St Johns County Industrial
                                       Development Authority, 6.0%, 8/1/45            3,715,928
  13,780,000                   A-/A3   Tampa-Hillsborough County Expressway
                                       Authority, 4.0%, 7/1/34                       13,907,052
                                                                                ---------------
                                                                                $    57,392,705
-----------------------------------------------------------------------------------------------
                                       Georgia -- 1.5%
   5,750,000                  A/Baa1   Burke County Development Authority,
                                       7.0%, 1/1/23                             $     6,857,738
   5,000,000                 A-/Baa2   Main Street Natural Gas, Inc., 5.5%,
                                       9/15/28                                        5,516,550
   1,500,000                    A/A2   Municipal Electric Authority of
                                       Georgia, 5.625%, 1/1/26                        1,702,575
                                                                                ---------------
                                                                                $    14,076,863
-----------------------------------------------------------------------------------------------
                                       Idaho -- 0.1%
   1,000,000                  NR/Aa1   Idaho Board Bank Authority,
                                       4.0%, 9/15/41                            $     1,002,280
-----------------------------------------------------------------------------------------------
                                       Illinois -- 3.8%
   1,580,000                   NR/A3   Illinois Finance Authority, 5.25%,
                                       10/1/24                                  $     1,688,846
   1,000,000               BBB+/Baa2   Illinois Finance Authority, 5.25%,             1,045,660
                                       5/1/40
   4,000,000                 BBB-/NR   Illinois Finance Authority, 5.5%,              4,083,040
                                       8/15/30
   1,600,000                 AA-/Aa3   Illinois Finance Authority, 6.0%,              1,696,928
                                       8/15/25
   1,000,000                   NR/NR   Illinois Finance Authority, 6.125%,
                                       5/15/27                                        1,036,680
   5,000,000                 NR/Baa2   Illinois Finance Authority, 6.5%,              5,472,850
                                       4/1/39
  20,000,000                  AAA/A3   Metropolitan Pier & Exposition
                                       Authority, 0.0%, 6/15/39                       4,767,200
   7,500,000                  AAA/A3   Metropolitan Pier & Exposition
                                       Authority, 5.25%, 6/15/42                      7,588,650
   5,000,000                 AA+/Aaa   Metropolitan Pier & Exposition
                                       Authority, 7.0%, 7/1/26 (Pre-Refunded)         7,197,100
                                                                                ---------------
                                                                                $    34,576,954
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Indiana -- 2.5%
   3,500,000                 NR/Baa2   Delaware County Hospital Authority
                                       Indiana, 5.0%, 8/1/24                    $     3,698,555
   2,000,000                  AA/Aa2   Indiana Bond Bank, 5.5%, 2/1/29                2,237,240
   2,000,000                   BB/B1   Indiana Finance Authority, 6.0%,
                                       12/1/26                                        2,138,860
   5,000,000                   A+/A1   Indiana Health & Educational Facilities
                                       Financing Authority, 4.75%, 2/15/34            5,193,700
   7,000,000                   A+/A1   Indiana Health & Educational Facilities
                                       Financing Authority, 5.0%, 2/15/39             7,293,930
     500,000                  AA/Aa1   Indianapolis Local Public Improvement
                                       Bond Bank, 6.0%, 1/10/20                         584,330
     650,000                   AA/NR   Indianapolis Local Public Improvement
                                       Bond Bank, 6.75%, 2/1/14 (Pre-Refunded)          683,397
     760,000                   A-/A1   Lawrence Township Metropolitan
                                       School District, 6.75%, 7/5/13                   778,924
                                                                                ---------------
                                                                                $    22,608,936
-----------------------------------------------------------------------------------------------
                                       Louisiana -- 2.8%
   6,000,000               BBB-/Baa2   Jefferson Parish Hospital Service
                                       District No 2, 6.375%, 7/1/41            $     6,712,320
     690,000               BBB+/Baa1   Louisiana Local Government
                                       Environmental Facilities & Community
                                       Development Authority, 5.25%, 12/1/18            748,567
  10,000,000                 NR/Baa1   Louisiana Public Facilities
                                       Authority, 5.5%, 5/15/47                      10,299,300
     500,000                 AA-/Aa3   Louisiana State Citizens Property
                                       Insurance Corp., 5.0%, 6/1/24                    567,470
     400,000                   A-/A3   Louisiana State Citizens Property
                                       Insurance Corp., 5.0%, 6/1/24                    447,888
   3,000,000                BBB/Baa2   Parish of St John the Baptist
                                       Louisiana, 5.125%, 6/1/37                      3,137,070
   1,000,000                  AA/Aa1   State of Louisiana Gasoline & Fuels
                                       Tax Revenue, 4.5%, 5/1/41                      1,024,380
   3,000,000                   A-/A3   Tobacco Settlement Financing Corp.
                                       Louisiana, 5.875%, 5/15/39                     3,063,330
                                                                                ---------------
                                                                                $    26,000,325
-----------------------------------------------------------------------------------------------
                                       Maine -- 0.9%
   4,500,000                 NR/Baa3   Maine Health & Higher Educational
                                       Facilities Authority, 6.75%, 7/1/36      $     5,178,150
   3,040,000                 NR/Baa3   Maine Health & Higher Educational
                                       Facilities Authority, 6.95%, 7/1/41            3,518,162
                                                                                ---------------
                                                                                $     8,696,312
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 19

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Maryland -- 1.5%
   3,000,000                 BB+/Ba2   County of Frederick Maryland,
                                       5.625%, 9/1/38                           $     2,921,610
   1,000,000                   NR/NR   Maryland Economic Development
                                       Corp., 5.0%, 12/1/16                             891,800
     500,000                   NR/NR   Maryland Economic Development
                                       Corp., 5.0%, 12/1/16                             445,900
   1,000,000                   NR/NR   Maryland Economic Development
                                       Corp., 5.0%, 12/1/31                             668,860
   1,200,000                   BB/NR   Maryland Economic Development
                                       Corp., 5.75%, 9/1/25                           1,276,644
   2,000,000                    A/A3   Maryland Economic Development
                                       Corp., 6.2%, 9/1/22                            2,424,280
   4,400,000                 NR/Baa3   Maryland Health & Higher Educational
                                       Facilities Authority, 5.75%, 7/1/38            4,675,132
                                                                                ---------------
                                                                                $    13,304,226
-----------------------------------------------------------------------------------------------
                                       Massachusetts -- 10.3%
   4,000,000                  NR/Aa2   City of Pittsfield
                                       Massachusetts, 5.0%, 3/1/19              $     4,825,560
   1,000,000                   A-/A3   Massachusetts Development
                                       Finance Agency, 5.0%, 10/1/21                  1,219,240
   1,000,000                   A-/A3   Massachusetts Development
                                       Finance Agency, 5.0%, 10/1/22                  1,203,740
   1,000,000                 BBB+/A3   Massachusetts Development
                                       Finance Agency, 5.0%, 10/1/30                  1,087,150
     500,000                 BBB+/A3   Massachusetts Development
                                       Finance Agency, 5.0%, 10/1/31                    545,605
   1,585,000                 AA+/Aa1   Massachusetts Development
                                       Finance Agency, 5.0%, 6/1/25                   1,862,407
   1,000,000                 A-/Baa1   Massachusetts Development
                                       Finance Agency, 5.125%, 7/1/26                 1,074,970
     345,000                BBB/Baa2   Massachusetts Development
                                       Finance Agency, 5.15%, 10/1/14                   354,025
   1,680,000                  BBB/NR   Massachusetts Development
                                       Finance Agency, 5.25%, 10/1/29                 1,743,840
   3,320,000                  BBB/NR   Massachusetts Development
                                       Finance Agency, 5.25%, 10/1/37                 3,394,600
   1,980,000                  AA-/A1   Massachusetts Development
                                       Finance Agency, 5.375%, 4/1/41                 2,187,009
     500,000                 BBB-/NR   Massachusetts Development
                                       Finance Agency, 5.5%, 1/1/35                     500,115
   1,100,000                BBB/Baa2   Massachusetts Development
                                       Finance Agency, 5.625%, 10/1/24                1,138,357
   1,000,000                BBB/Baa2   Massachusetts Development
                                       Finance Agency, 5.7%, 10/1/34                  1,027,330
   6,185,000                    A/WR   Massachusetts Development
                                       Finance Agency, 5.75%, 1/1/42                  7,664,205

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Massachusetts -- (continued)
   2,635,000                   NR/NR   Massachusetts Development Finance
                                       Agency, 6.25%, 10/15/17                  $     2,744,063
   1,000,000                  BBB/NR   Massachusetts Development Finance
                                       Agency, 6.75%, 1/1/36                          1,156,020
   1,000,000                  BBB/NR   Massachusetts Development Finance
                                       Agency, 7.0%, 7/1/42                           1,165,770
   2,000,000                   NR/A2   Massachusetts Health & Educational
                                       Facilities Authority, 4.125%, 10/1/37          2,035,100
   4,500,000                   BB/NR   Massachusetts Health & Educational
                                       Facilities Authority, 4.625%, 8/15/28          4,152,465
   6,265,000                 AAA/Aaa   Massachusetts Health & Educational
                                       Facilities Authority, 5.125%, 7/15/37          6,278,658
   3,750,000               BBB+/Baa1   Massachusetts Health & Educational
                                       Facilities Authority, 5.25%, 7/1/38            3,862,762
   1,550,000               BBB-/Baa3   Massachusetts Health & Educational
                                       Facilities Authority, 5.25%, 7/15/18           1,551,906
   2,335,000               BBB-/Baa3   Massachusetts Health & Educational
                                       Facilities Authority, 5.375%, 7/1/35           2,461,440
  10,140,000                 AAA/Aaa   Massachusetts Health & Educational
                                       Facilities Authority, 5.5%, 7/1/32            14,026,155
  14,675,000                BBB/Baa2   Massachusetts Housing Finance Agency,
                                       5.4%, 12/1/28                                 14,688,941
   3,975,000                  AA/Aa2   Massachusetts State College Building
                                       Authority, 5.0%, 5/1/28                        4,644,152
   2,000,000                  AAA/NR   Town of Chatham Massachusetts,
                                       3.5%, 6/15/37                                  1,957,540
   4,500,000                  AA+/NR   Town of Wilmington Massachusetts,
                                       4.0%, 3/15/37                                  4,510,575
                                                                                ---------------
                                                                                $    95,063,700
-----------------------------------------------------------------------------------------------
                                       Michigan -- 1.9%
   3,000,000                 AA-/Aa3   City of Detroit Michigan Water Supply
                                       System Revenue, 6.25%, 7/1/36            $     3,454,320
   1,500,000                  BB-/NR   John Tolfree Health System Corp.,
                                       6.0%, 9/15/23                                  1,403,385
   1,465,000                   NR/NR   Meridian Economic Development Corp.
                                       Michigan, 5.25%, 7/1/26                        1,465,161
   3,285,000                   NR/NR   Michigan Public Educational Facilities
                                       Authority, 5.875%, 6/1/37                      3,190,753
   2,000,000                   NR/NR   Michigan State Hospital Finance
                                       Authority, 5.25%, 11/15/25                     2,002,520
   5,000,000                 AA+/Aa1   Michigan State Hospital Finance
                                       Authority,  5.25%, 11/15/26                    5,215,000
   1,000,000                   NR/NR   Michigan State Hospital Finance
                                       Authority, 5.5%, 11/15/35                        980,600
                                                                                ---------------
                                                                                $    17,711,739
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 21

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Minnesota -- 0.7%
   5,000,000      8.50          A/A1   City of Becker Minnesota, Floating
                                       Rate Note, 4/1/30                        $     5,102,350
   1,000,000                   A-/NR   Tobacco Securitization Authority
                                       Minnesota, 5.25%, 3/1/31                       1,101,080
                                                                                ---------------
                                                                                $     6,203,430
-----------------------------------------------------------------------------------------------
                                       Mississippi -- 1.3%
   7,950,000                BBB-/Ba1   County of Lowndes Mississippi,
                                       6.8%, 4/1/22                             $     9,072,381
   2,750,000                BBB/Baa3   County of Warren Mississippi,
                                       5.8%, 5/1/34                                   2,996,070
                                                                                ---------------
                                                                                $    12,068,451
-----------------------------------------------------------------------------------------------
                                       Missouri -- 0.0%
      80,000                  NR/Aaa   Missouri State Environmental
                                       Improvement & Energy Resources
                                       Authority, 5.125%, 1/1/20                $        81,833
-----------------------------------------------------------------------------------------------
                                       Montana -- 0.3%
   2,785,000                   A-/A3   City of Forsyth Montana, 5.0%, 3/1/31    $     2,838,639
-----------------------------------------------------------------------------------------------
                                       New Hampshire -- 1.2%
   5,000,000                   A-/NR   New Hampshire Health & Education
                                       Facilities Authority, 5.0%, 10/1/32      $     5,208,100
   3,750,000                   A-/NR   New Hampshire Health & Education
                                       Facilities Authority, 5.0%, 10/1/37            3,868,500
   2,000,000               BBB+/Baa1   New Hampshire Health & Education
                                       Facilities Authority, 5.75%, 7/1/22            2,025,220
                                                                                ---------------
                                                                                $    11,101,820
-----------------------------------------------------------------------------------------------
                                       New Jersey -- 1.8%
   1,250,000                BBB/Baa3   Camden County Improvement Authority,
                                       5.75%, 2/15/34                           $     1,269,875
     475,000                   NR/NR   New Jersey Economic Development
                                       Authority, 5.3%, 11/1/26                         446,590
     450,000                   NR/NR   New Jersey Economic Development
                                       Authority, 5.375%, 11/1/36                       398,079
     610,000                   NR/NR   New Jersey Economic Development
                                       Authority, 5.75%, 1/1/25                         612,812
   3,000,000                 AAA/Aaa   New Jersey Educational Facilities
                                       Authority, 5.0%, 7/1/39                        3,460,200
   5,115,000               BBB-/Baa3   New Jersey Health Care Facilities
                                       Financing Authority, 5.25%, 7/1/30             5,214,078
   3,500,000                   NR/NR   New Jersey Health Care Facilities
                                       Financing Authority, 7.25%, 7/1/27             3,151,960
   2,000,000                   A+/A1   New Jersey Transportation Trust Fund
                                       Authority, 5.5%, 6/15/41                       2,307,040
                                                                                ---------------
                                                                                $    16,860,634
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       New Mexico -- 0.1%
   1,000,000                    A/NR   County of Dona Ana New Mexico,
                                       5.25%, 12/1/25                           $     1,032,990
-----------------------------------------------------------------------------------------------
                                       New York -- 3.1%
   2,500,000                 BBB+/A3   Albany Industrial Development Agency,
                                       5.25%, 11/15/32                          $     2,663,450
   1,000,000                   NR/WR   Albany Industrial Development Agency,
                                       6.0%, 7/1/19                                     500,970
   6,000,000                 AAA/Aaa   New York State Dormitory Authority,
                                       5.0%, 10/1/41                                  6,868,020
   5,515,000                  BBB/WR   New York State Dormitory Authority,
                                       5.25%, 7/1/24                                  6,237,465
   5,250,000                 AA-/Aa3   New York State Dormitory Authority,
                                       7.5%, 5/15/13                                  5,581,170
   1,000,000               BBB-/Baa3   Port Authority of New York & New
                                       Jersey, 6.0%, 12/1/36                          1,120,520
   3,400,000               BBB-/Baa3   Port Authority of New York & New
                                       Jersey, 6.0%, 12/1/42                          3,771,450
   1,500,000                 AA-/Aa2   Port Authority of New York & New
                                       Jersey, 6.125%, 6/1/94                         1,835,040
                                                                                ---------------
                                                                                $    28,578,085
-----------------------------------------------------------------------------------------------
                                       North Carolina -- 2.0%
   1,790,000                   NR/NR   North Carolina Capital Facilities
                                       Finance Agency, 4.5%, 10/1/26            $     1,491,142
     700,000                BBB-/Baa   North Carolina Capital Facilities
                                       Finance Agency, 5.0%, 6/1/27                     679,903
   1,000,000                BBB-/Baa   North Carolina Capital Facilities
                                       Finance Agency, 5.0%, 6/1/32                     903,990
  12,000,000                 A-/Baa1   North Carolina Eastern Municipal
                                       Power  Agency, 6.0%, 1/1/22                   15,428,280
                                                                                ---------------
                                                                                $    18,503,315
-----------------------------------------------------------------------------------------------
                                       Ohio -- 3.0%
   6,840,000                   B-/B3   Buckeye Tobacco Settlement Financing
                                       Authority, 5.125%, 6/1/24                $     5,504,353
  10,000,000                   B-/B3   Buckeye Tobacco Settlement Financing
                                       Authority, 5.75%, 6/1/34                       7,656,900
   6,000,000                   B-/B3   Buckeye Tobacco Settlement Financing
                                       Authority, 6.5%, 6/1/47                        5,037,780
   1,000,000                 AAA/Aaa   City of Cincinnati Ohio Water System
                                       Revenue, 5.0%, 12/1/37                         1,135,810
   1,500,000                   NR/NR   County of Cuyahoga Ohio, 6.0%,
                                       5/15/37                                        1,519,455
   1,500,000                   NR/NR   County of Cuyahoga Ohio, 6.0%,
                                       5/15/42                                        1,518,810
   5,000,000                 NR/Baa1   County of Lake Ohio, 6.0%, 8/15/43             5,317,650
                                                                                ---------------
                                                                                $    27,690,758
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 23

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Oklahoma -- 0.7%
   5,590,000                BBB/Baa2   McGee Creek Authority, 6.0%, 1/1/23      $     6,486,356
-----------------------------------------------------------------------------------------------
                                       Oregon -- 0.3%
   2,365,000                   A+/A1   Oregon Health & Science University,
                                       3.75%, 7/1/27                            $     2,397,353
-----------------------------------------------------------------------------------------------
                                       Pennsylvania -- 4.9%
   2,605,000                   NR/WR   Allentown Area Hospital Authority,
                                       6.0%, 11/15/16                           $     2,611,721
   1,000,000                  CCC/NR   Columbia County Hospital Authority,
                                       5.8%, 6/1/19                                   1,000,550
  10,000,000                 A-/Baa2   Lehigh County Industrial Development
                                       Authority, 4.75%, 2/15/27                     10,229,500
   1,000,000                  BBB/NR   Montgomery County Industrial
                                       Development Authority Pennsylvania,
                                       5.0%, 12/1/24                                  1,036,300
   1,000,000                  BBB/NR   Montgomery County Industrial
                                       Development Authority Pennsylvania,
                                       5.0%, 12/1/30                                  1,019,920
   3,000,000                 BBB+/A3   Northampton County General Purpose
                                       Authority, 5.5%, 8/15/40                       3,123,090
   1,000,000               BBB-/Baa3   Pennsylvania Higher Educational
                                       Facilities Authority, 5.0%, 7/1/42             1,025,250
   1,000,000               BBB-/Baa3   Pennsylvania Higher Educational
                                       Facilities Authority, 6.0%, 7/1/43             1,108,400
  11,500,000      0.96       BBB+/WR   Pennsylvania Higher Educational
                                       Facilities Authority, Floating Rate
                                       Note, 7/1/39                                   6,517,970
   4,000,000                  AA/Aa2   Philadelphia Hospitals & Higher
                                       Education Facilities Authority,
                                       4.5%, 7/1/37                                   4,121,000
  12,900,000                BBB-/Ba1   Philadelphia Hospitals & Higher
                                       Education Facilities Authority,
                                       5.0%, 7/1/34                                  12,051,438
   1,000,000                 AA-/Aa3   Sports & Exhibition Authority of
                                       Pittsburgh and Allegheny County,
                                       5.0%, 2/1/30                                   1,077,810
                                                                                ---------------
                                                                                $    44,922,949
-----------------------------------------------------------------------------------------------
                                       Puerto Rico -- 0.8%
   1,000,000                BBB/Baa1   Commonwealth of Puerto Rico,
                                       5.0%, 7/1/41                             $       984,940
     925,000                BBB/Baa1   Puerto Rico Public Buildings
                                       Authority, 5.25%, 7/1/33                         931,160
      75,000                 NR/Baa3   Puerto Rico Public Buildings
                                       Authority, 5.25%, 7/1/33 (Pre-Refunded)           82,084
   5,000,000                 AA-/Aa2   Puerto Rico Sales Tax Financing
                                       Corp., 5.25%, 8/1/57                           5,227,400
                                                                                ---------------
                                                                                $     7,225,584
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Rhode Island -- 0.6%
      35,000                 A-/Baa1   Rhode Island Health & Educational
                                       Building Corp., 6.375%, 8/15/21          $        35,137
   5,200,000                  BB/Ba1   Tobacco Settlement Financing Corp.
                                       Rhode Island, 6.25%, 6/1/42                    5,290,012
                                                                                ---------------
                                                                                $     5,325,149
-----------------------------------------------------------------------------------------------
                                       South Carolina -- 1.1%
   8,265,000                 AA-/Aa3   South Carolina State Public Service
                                       Authority, 5.0%, 12/1/43                 $     9,201,177
     500,000                 AA+/Aaa   State of South Carolina, 5.0%, 4/1/20            627,785
                                                                                ---------------
                                                                                $     9,828,962
-----------------------------------------------------------------------------------------------
                                       South Dakota -- 0.1%
      65,000                  NR/Aaa   South Dakota Conservancy District,
                                       5.625%, 8/1/17 (Pre-Refunded)            $        65,283
   1,000,000                   A+/A1   South Dakota Health & Educational
                                       Facilities Authority, 5.0%, 7/1/42             1,070,310
                                                                                ---------------
                                                                                $     1,135,593
-----------------------------------------------------------------------------------------------
                                       Tennessee -- 0.5%
   4,000,000                  AA/Aa1   Metropolitan Government of Nashville
                                       & Davidson County Tennessee,
                                       4.0%, 7/1/24                             $     4,479,320
-----------------------------------------------------------------------------------------------
                                       Texas -- 5.2%
   7,100,000               BBB-/Baa3   Central Texas Regional Mobility
                                       Authority, 0.0%, 1/1/25                  $     3,932,832
   3,000,000               BBB-/Baa3   Central Texas Regional Mobility
                                       Authority, 0.0%, 1/1/26                        1,551,990
   3,000,000               BBB-/Baa3   Central Texas Regional Mobility
                                       Authority, 0.0%, 1/1/27                        1,457,310
   2,500,000                 BB+/Ba1   Central Texas Regional Mobility
                                       Authority, 6.75%, 1/1/41                       2,801,950
  10,000,000                 BBB+/A3   Dallas County Utility & Reclamation
                                       District, 5.375%, 2/15/29                     10,640,300
     390,000                 AAA/Aaa   Houston Higher Education Finance
                                       Corp., 5.0%, 5/15/40                             443,180
   2,000,000                  NR/Aaa   La Joya Independent School District,
                                       4.0%, 2/15/22                                  2,304,960
      20,000                   NR/A1   Lower Colorado River Authority,
                                       5.25%, 5/15/21 (Pre-Refunded)                     20,805
   3,000,000                  A/Baa2   Richardson Hospital Authority, 6.0%,
                                       12/1/34                                        3,082,470
   1,000,000                  BBB/NR   Seguin Higher Education Facilities
                                       Corp., 5.0%, 9/1/23                            1,022,430
   5,000,000                 AA+/Aaa   State of Texas, 5.0%, 8/1/27                   5,914,200
  10,410,000                 NR/Baa3   Texas Private Activity Bond Surface
                                       Transportation Corp., 7.0%, 6/30/40           12,467,641

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 25

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Texas -- (continued)
   2,255,000                  BBB/NR   Texas State Public Finance Authority
                                       Charter School Finance Corp.,
                                       6.2%, 2/15/40                            $     2,591,018
                                                                                ---------------
                                                                                $    48,231,086
-----------------------------------------------------------------------------------------------
                                       Utah -- 0.1%
     500,000                 BBB-/NR   Utah State Charter School
                                       Finance Authority, 5.75%, 7/15/20        $       526,605
-----------------------------------------------------------------------------------------------
                                       Vermont -- 0.1%
   1,295,000                BBB-/Baa   Vermont Educational & Health
                                       Buildings Financing Agency, 5.0%, 7/1/24 $     1,210,540
-----------------------------------------------------------------------------------------------
                                       Virginia -- 3.3%
   5,000,000                BBB/Baa2   Chesapeake Bay Bridge & Tunnel
                                       District, 5.5%, 7/1/25                   $     5,675,850
   1,500,000                   NR/WR   Prince William County Industrial
                                       Development Authority, 5.2%, 10/1/26
                                       (Pre-Refunded)                                 1,620,720
   3,925,000                   NR/WR   Prince William County Industrial
                                       Development Authority, 5.35%,
                                       10/1/36 (Pre-Refunded)                         4,248,263
  13,990,000                   B-/B2   Tobacco Settlement Financing Corp.
                                       Virginia, 5.0%, 6/1/47                         9,314,122
   7,500,000               BBB+/Baa1   Washington County Industrial
                                       Development Authority Virginia,
                                       7.75%, 7/1/38                                  9,212,775
                                                                                ---------------
                                                                                $    30,071,730
-----------------------------------------------------------------------------------------------
                                       Washington -- 7.7%
  10,000,000                 AA+/Aa1   City of Seattle Washington, 4.0%,
                                       9/1/37                                   $    10,023,500
  10,000,000                   AA/NR   FYI Properties, 5.5%, 6/1/39                  11,090,100
   1,000,000                 AA+/Aa1   King & Snohomish Counties School
                                       District No 417 Northshore,
                                       5.0%, 12/1/30                                  1,171,450
   1,000,000                 AA+/Aa1   King & Snohomish Counties School
                                       District No 417 Northshore,
                                       5.0%, 12/1/31                                  1,163,980
  10,000,000                  AAA/NR   King County Housing Authority,
                                       5.5%, 5/1/38                                  10,785,500
   3,000,000                  A+/Aa3   King County Public Hospital District
                                       No 1, 5.25%, 12/1/37                           3,236,910
   1,000,000                 AA+/Aa1   Pierce County School District No 3
                                       Puyallup, 5.0%, 12/1/23                        1,227,930
  10,500,000                BBB/Baa1   Tobacco Settlement Authority of
                                       Washington, 6.625%, 6/1/32                    10,920,000
   5,600,000                 AA+/Aaa   University of Washington, 5.0%,
                                       6/1/37                                         6,204,800

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

-----------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (d)  Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                       Washington -- (continued)
   2,400,000                BBB/Baa2   Washington Health Care Facilities
                                       Authority, 6.125%, 8/15/37               $     2,575,536
   4,000,000                   NR/A2   Washington Health Care Facilities
                                       Authority, 6.5%, 11/15/33                      4,461,000
   5,000,000      5.25        AA/Aa2   Washington Health Care Facilities
                                       Authority, Floating Rate Note, 10/1/33         5,436,550
   2,500,000                   NR/NR   Washington State Housing Finance
                                       Commission, 5.25%, 1/1/17                      2,489,100
                                                                                ---------------
                                                                                $    70,786,356
-----------------------------------------------------------------------------------------------
                                       Wisconsin -- 0.5%
   1,430,000                   NR/A1   Adams-Friendship Area School
                                       District, 6.5%, 4/1/16                   $     1,700,213
   3,000,000                   A+/NR   Wisconsin Health & Educational
                                       Facilities Authority, 5.125%, 8/15/35          3,202,050
                                                                                ---------------
                                                                                $     4,902,263
-----------------------------------------------------------------------------------------------
                                       Wyoming -- 0.1%
   1,000,000                   A+/NR   County of Laramie Wyoming,
                                       5.0%, 5/1/37                             $     1,069,940
-----------------------------------------------------------------------------------------------
                                       TOTAL MUNICIPAL BONDS
                                       (Cost $853,533,433)                      $   913,952,049
-----------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENT IN SECURITIES -- 99.4%
                                       (Cost $853,533,432) (a)                  $   913,952,049
-----------------------------------------------------------------------------------------------
                                       OTHER ASSETS & LIABILITIES -- 0.6% $           5,368,044
-----------------------------------------------------------------------------------------------
                                       TOTAL NET ASSETS -- 100.0%               $   919,320,093
===============================================================================================

(Pre-Refunded)  Pre-refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

NR              Not rated by either S&P or Moody's.

WR              Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2012, the value of these securities amounted to $1,248,045 or 0.1% of total net assets.

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $851,747,726 was as follows:

                  Aggregate gross unrealized gain for all investments in which
                    there is an excess of value over tax cost                   $ 71,650,228
                  Aggregate gross unrealized loss for all investments in which
                    there is an excess of tax cost over value                     (9,445,905)
                                                                                ------------
                  Net unrealized gain                                           $ 62,204,323
                                                                                ============

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 27

(b) Security is issued with a zero coupon. Income is earned through accretion of discount.
(d) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $168,922,197 and $105,018,847, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------
                                         Level 1         Level 2         Level 3        Total
---------------------------------------------------------------------------------------------------
Municipal Bonds                            $--        $913,952,049         $--       $913,952,049
---------------------------------------------------------------------------------------------------
Total                                      $--        $913,952,049         $--       $913,952,049
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Statement of Assets and Liabilities | 6/30/12 (unaudited)

ASSETS:
  Investment in securities (cost $853,533,432)                              $ 913,952,049
  Receivables --
     Investment securities sold                                                   103,021
     Fund shares sold                                                           1,579,655
     Interest                                                                  12,841,962
     Due from Pioneer Investment Management, Inc.                                  14,773
  Other                                                                            46,650
-----------------------------------------------------------------------------------------
        Total assets                                                        $ 928,538,110
=========================================================================================
LIABILITIES:
   Payables --
      Fund shares repurchased                                               $   1,039,728
      Dividends                                                                 1,043,054
   Due to bank                                                                  6,923,807
   Due to affiliates                                                              133,193
   Accrued expenses                                                                78,235
-----------------------------------------------------------------------------------------
        Total liabilities                                                   $   9,218,017
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $ 980,187,887
  Undistributed net investment income                                           6,422,302
  Accumulated net realized loss on investments                               (127,708,713)
  Net unrealized gain on investments                                           60,418,617
-----------------------------------------------------------------------------------------
        Total net assets                                                    $ 919,320,093
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (Based on $797,180,894/56,685,216 shares)                        $       14.06
   Class B (Based on $3,820,501/273,542 shares)                             $       13.97
   Class C (Based on $42,002,369/3,011,183 shares)                          $       13.95
   Class Y (Based on $76,316,329/5,440,492 shares)                          $       14.03
MAXIMUM OFFERING PRICE:
   Class A ($14.06 (divided by) 95.5%)                                      $       14.72
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 29

Statement of Operations (unaudited)

For the Six Months Ended 6/30/12

INVESTMENT INCOME:
  Interest                                                  $23,414,626
-----------------------------------------------------------------------------------------
        Total investment income                                              $ 23,414,626
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $ 2,041,955
  Transfer agent fees
     Class A                                                     152,360
     Class B                                                       2,923
     Class C                                                       4,624
     Class Y                                                       1,237
  Distribution fees
     Class A                                                     977,337
     Class B                                                      20,593
     Class C                                                     199,409
  Shareholder communication expense                              179,181
  Administrative reimbursements                                  128,802
  Custodian fees                                                  11,307
  Registration fees                                               31,392
  Professional fees                                               45,207
  Fees and expenses of nonaffiliated trustees                     17,756
  Miscellaneous                                                   21,504
-----------------------------------------------------------------------------------------
        Total expenses                                                        $ 3,835,587
        Less fees waived and expenses reimbursed by Pioneer
           Investment Management, Inc.                                        $   (79,646)
-----------------------------------------------------------------------------------------
        Net expenses                                                          $ 3,755,941
-----------------------------------------------------------------------------------------
           Net investment income                                              $19,658,685
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on Investments                                            $   920,697
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on Investments                                $40,535,674
-----------------------------------------------------------------------------------------
  Net gain on investments                                                     $41,456,371
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $61,115,056
=========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Statements of Changes in Net Assets

                                                                 Six Months
                                                                 Ended
                                                                 6/30/12              Year Ended
                                                                 (Unaudited)          12/31/11
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $ 19,658,685         $  39,730,631
Net realized gain (loss) on investments                               920,697           (17,705,612)
Change in net unrealized gain (loss) on investments                40,535,674            69,621,476
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                        $ 61,115,056         $  91,646,495
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.28 and $0.59 per share, respectively)          $(15,714,838)        $ (33,936,017)
      Class B ($0.21 and $0.48 per share, respectively)               (64,200)             (205,660)
      Class C ($0.22 and $0.49 per share, respectively)              (650,193)           (1,307,520)
      Class Y ($0.29 and $0.63 per share, respectively)            (1,517,370)           (3,220,838)
---------------------------------------------------------------------------------------------------
          Total distributions to shareowner                      $(17,946,601)        $ (38,670,035)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $ 63,392,660         $ 123,935,441
Reinvestment of distributions                                      12,514,585            26,335,652
Cost of shares repurchased                                        (75,140,156)         (200,773,983)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                      $    767,089         $ (50,502,890)
---------------------------------------------------------------------------------------------------
      Net increase in net assets                                 $ 43,935,544         $   2,473,570
NET ASSETS:
Beginning of period                                               875,384,549           872,910,979
---------------------------------------------------------------------------------------------------
End of period                                                    $919,320,093         $ 875,384,549
===================================================================================================
Undistributed net investment income                              $  6,422,302         $   4,710,218
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 31

-----------------------------------------------------------------------------------------------
                                  '12 Shares       '12 Amount
                                  (Unaudited)      (Unaudited)     '11 Shares      '11 Amount
-----------------------------------------------------------------------------------------------
CLASS A
Shares sold                         3,220,478     $ 44,676,316       7,716,963    $ 100,511,196
Reinvestment of distributions         827,017       11,522,772       1,914,655       24,592,119
Less shares repurchased            (4,625,138)     (64,055,473)    (11,998,627)    (153,811,651)
-----------------------------------------------------------------------------------------------
    Net decrease                     (577,643)    $ (7,856,385)     (2,367,009)   $ (28,708,336)
===============================================================================================
CLASS B
Shares sold or exchanged                4,476     $     61,547          31,101    $     393,652
Reinvestment of distributions           3,638           50,309          13,290          168,365
Less shares repurchased               (62,599)        (861,871)       (371,018)      (4,637,405)
-----------------------------------------------------------------------------------------------
    Net decrease                      (54,485)    $   (750,015)       (326,627)   $  (4,075,388)
===============================================================================================
CLASS C
Shares sold                           448,343     $  6,167,017         715,343    $   9,249,990
Reinvestment of distributions          33,475          462,641          70,687          900,254
Less shares repurchased              (317,315)      (4,355,450)     (1,032,237)     (12,922,370)
-----------------------------------------------------------------------------------------------
    Net increase (decrease)           164,503     $  2,274,208        (246,207)   $  (2,772,126)
===============================================================================================
CLASS Y
Shares sold                           899,286     $ 12,487,780       1,066,581    $  13,780,603
Reinvestment of distributions          34,430          478,863          52,541          674,914
Less shares repurchased              (422,787)      (5,867,362)     (2,329,142)     (29,402,557)
-----------------------------------------------------------------------------------------------
    Net increase (decrease)           510,929     $  7,099,281      (1,210,020)   $ (14,947,040)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year       Year       Year        Year
                                                           6/30/12      Ended      Ended      Ended      Ended       Ended
                                                           (Unaudited)  12/31/11   12/31/10   12/31/09   12/31/08    12/31/07
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  13.40     $  12.56   $  12.86   $  10.90   $  13.50    $  14.11
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.30     $   0.62   $   0.57   $   0.59   $   0.60    $   0.62
   Net realized and unrealized gain (loss) on investments      0.64         0.82      (0.28)      1.99      (2.54)      (0.42)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.94     $   1.44   $   0.29   $   2.58   $  (1.94)   $   0.20
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (0.28)       (0.60)     (0.59)     (0.61)     (0.59)      (0.61)
   Net realized gain                                           --           --         --        (0.01)     (0.07)      (0.20)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.66     $   0.84   $  (0.30)  $   1.96   $  (2.60)   $  (0.61)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  14.06     $  13.40   $  12.56   $  12.86   $  10.90    $  13.50
==============================================================================================================================
Total return*                                                  7.02%       11.73%      2.15%     24.01%    (14.85)%      1.40%
Ratio of net expenses to average net assets+                   0.82%**      0.82%      0.82%      0.82%      0.82%       0.82%
Ratio of net investment income to average net assets+          4.40%**      4.77%      4.55%      4.94%      4.66%       4.45%
Portfolio turnover rate                                          24%**        14%        18%        18%        27%         18%
Net assets, end of period (in thousands)                   $797,181     $767,290   $749,235   $479,599   $353,257    $451,219
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Net expenses                                                0.84%**      0.87%      0.85%      0.88%      0.88%       0.85%
   Net investment income                                       4.38%**      4.72%      4.52%      4.88%      4.60%       4.42%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                0.82%**      0.82%      0.82%      0.82%      0.82%       0.82%
   Net investment income                                       4.40%**      4.77%      4.55%      4.94%      4.66%       4.45%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized

+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 33

--------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended         Year      Year       Year      Year       Year
                                                          6/30/12       Ended     Ended      Ended     Ended      Ended
                                                          (Unaudited)   12/31/11  12/31/10   12/31/09  12/31/08   12/31/07
--------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $13.30       $12.48    $ 12.78    $10.83    $ 13.41    $ 14.03
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $ 0.26       $ 0.55    $  0.46    $ 0.50    $  0.48    $  0.48
   Net realized and unrealized gain (loss) on investments    0.62         0.75      (0.29)     1.96      (2.52)     (0.41)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $ 0.88       $ 1.30    $  0.17    $ 2.46    $ (2.04)   $  0.07
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    (0.21)       (0.48)     (0.47)    (0.50)     (0.47)     (0.49)
   Net realized gain                                         --           --         --       (0.01)     (0.07)     (0.20)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ 0.67       $ 0.82    $ (0.30)   $ 1.95    $ (2.58)   $ (0.62)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $13.97       $13.30    $ 12.48    $12.78    $ 10.83    $ 13.41
==========================================================================================================================
Total return*                                                6.66%       10.63%      1.25%    22.97%    (15.60)%     0.46%
Ratio of net expenses to average net assets+                 1.72%**      1.72%      1.68%     1.71%      1.72%      1.72%
Ratio of net investment income to average net assets+        3.50%**      3.93%      3.68%     4.06%      3.76%      3.55%
Portfolio turnover rate                                        24%**        14%        18%       18%        27%        18%
Net assets, end of period (in thousands)                   $3,821       $4,364    $ 8,169    $5,838    $ 5,286    $ 6,737
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Net expenses                                              1.75%**      1.74%      1.68%     1.71%      1.72%      1.78%
   Net investment income                                     3.47%**      3.90%      3.68%     4.06%      3.76%      3.49%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                              1.72%**      1.72%      1.68%     1.71%      1.72%      1.72%
   Net investment income                                     3.50%**      3.93%      3.68%     4.06%      3.76%      3.55%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized

+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

-----------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year       Year       Year        Year
                                                           6/30/12      Ended      Ended      Ended      Ended       Ended
                                                           (Unaudited)  12/31/11   12/31/10   12/31/09   12/31/08    12/31/07
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 13.29      $ 12.46    $ 12.77    $ 10.83    $ 13.42     $ 14.02
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.24      $  0.51    $  0.47    $  0.47    $  0.45     $  0.45
   Net realized and unrealized gain (loss) on investments     0.64         0.81      (0.30)      1.98      (2.48)      (0.35)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.88      $  1.32    $  0.17    $  2.45    $ (2.03)    $  0.10
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.22)       (0.49)     (0.48)     (0.50)     (0.49)      (0.50)
   Net realized gain                                          --           --         --        (0.01)     (0.07)      (0.20)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.66      $  0.83    $ (0.31)   $  1.94    $ (2.59)    $ (0.60)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 13.95      $ 13.29    $ 12.46    $ 12.77    $ 10.83     $ 13.42
=============================================================================================================================
Total return*                                                 6.66%       10.84%      1.26%     22.93%    (15.56)%      0.67%
Ratio of net expenses to average net assets+                  1.57%**      1.61%      1.60%      1.64%      1.65%       1.58%
Ratio of net investment income to average net assets+         3.65%**      3.98%      3.78%      4.08%      3.85%       3.66%
Portfolio turnover rate                                         24%**        14%        18%        18%        27%         18%
Net assets, end of period (in thousands)                   $42,002      $37,834    $38,548    $26,422    $15,157     $12,620
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                               1.57%**      1.61%      1.60%      1.64%      1.65%       1.58%
   Net investment income                                      3.65%**      3.98%      3.78%      4.08%      3.85%       3.66%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                               1.57%**      1.61%      1.60%      1.64%      1.65%       1.58%
   Net investment income                                      3.65%**      3.98%      3.78%      4.08%      3.85%       3.66%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized

+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 35

-----------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year       Year       Year        Year
                                                           6/30/12      Ended      Ended      Ended      Ended       Ended
                                                           (Unaudited)  12/31/11   12/31/10   12/31/09   12/31/08    12/31/07
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 13.37      $ 12.53    $ 12.84    $ 10.89    $ 13.48     $ 14.09
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.31      $  0.67    $  0.58    $  0.63    $  0.62     $  0.67
   Net realized and unrealized gain (loss) on investments     0.64         0.80      (0.26)      1.96      (2.51)      (0.44)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.95      $  1.47    $  0.32    $  2.59    $ (1.89)    $  0.23
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.29)       (0.63)     (0.63)     (0.63)     (0.63)      (0.64)
   Net realized gain                                          --           --         --        (0.01)     (0.07)      (0.20)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.66      $  0.84    $ (0.31)   $  1.95    $ (2.59)    $ (0.61)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 14.03      $ 13.37    $ 12.53    $ 12.84    $ 10.89     $ 13.48
=============================================================================================================================
Total return*                                                 7.18%       12.04%      2.34%     24.22%    (14.56)%      1.67%
Ratio of net expenses to average net assets+                  0.55%**      0.55%      0.55%      0.58%      0.58%       0.54%
Ratio of net investment income to average net assets+         4.67%**      5.04%      4.81%      5.17%      4.90%       4.73%
Portfolio turnover rate                                         24%**        14%        18%        18%        27%         18%
Net assets, end of period (in thousands)                   $76,316      $65,896    $76,959    $21,963    $18,571     $23,331
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Net expenses                                               0.57%**      0.57%      0.55%      0.58%      0.58%       0.54%
   Net investment income                                      4.64%**      5.02%      4.80%      5.17%      4.90%       4.73%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                               0.55%**      0.55%      0.55%      0.58%      0.58%       0.54%
   Net investment income                                      4.67%**      5.04%      4.81%      5.17%      4.90%       4.73%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

** Annualized

+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Notes to Financial Statements | 6/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 37

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

    At June 30, 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

38 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distribution payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $   649,938
Tax-exempt income                                                     38,020,097
Long-term capital gain                                                        --
--------------------------------------------------------------------------------
     Total                                                           $38,670,035
--------------------------------------------------------------------------------

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed tax-exempt income                                   $   2,924,512
Capital loss carryforward                                          (118,209,800)
Current year post-October loss deferred                             (10,419,610)
Unrealized appreciation                                              21,668,649
--------------------------------------------------------------------------------
     Total                                                        $(104,036,249)
--------------------------------------------------------------------------------

The difference between book basis and tax basis appreciation is attributable to the tax treatment of premium and amortization.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 39

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $34,343 in underwriting commissions on the sale of Class A shares six months ended June 30, 2012.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the six months ended June 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% of the Fund's average daily net assets.

40 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.72%, 1.72% and 0.55% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through June 1, 2013. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,812 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended June 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $148,121
 Class B                                                                   2,072
 Class C                                                                   7,523
 Class Y                                                                  21,465
--------------------------------------------------------------------------------
   Total                                                                $179,181
--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62,345 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2012.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 41

4.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,036 in distribution fees payable to PFD at June 30, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2012, CDSCs in the amount of $18,786 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million.

42 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2012, the Fund had no borrowings under a credit facility.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12 43

Trustees, Officers and Service Providers

Trustees                                        Officers
Thomas J. Perna, Chairman                       John F. Cogan, Jr., President*
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                      Vice President
John F. Cogan, Jr.                              Mark E. Bradley, Treasurer**
Benjamin M. Friedman                            Christopher J. Kelley, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*  Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

44 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2012 Pioneer Investments 19451-06-0812

                       Pioneer Growth
                       Opportunities Fund

--------------------------------------------------------------------------------
                       Semiannual Report | June 30, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A       PGOFX
                       Class B       GOFBX
                       Class C       GOFCX
                       Class R       PGRRX
                       Class Y       GROYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         24

Notes to Financial Statements                                                33

Trustees, Officers and Service Providers                                     42

               Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 3

Portfolio Management Discussion | 6/30/12

In the following interview, Brian Stack, senior vice president and portfolio manager at Pioneer, discusses the factors that influenced the performance of Pioneer Growth Opportunities Fund during the six-month period ended June 30, 2012. Mr. Stack is responsible for the daily management of the Fund.

Q  How did the Fund perform during the six months ended June 30, 2012?

A Pioneer Growth Opportunities Fund Class A shares returned 7.56% at net asset value during the six months ended June 30, 2012, while the Fund's benchmark, the Russell 2000 Growth Index (the Russell Index), returned 8.81%. During the same period, the average return of the 526 mutual funds in Lipper's Small Cap Growth Funds category was 8.12%.

Q How would you describe your investment strategy in managing the Fund, and how did that strategy affect the Fund's performance during the six months ended June 30, 2012?

A  During the period, we continued to employ our "growth at a reasonable price"
   (GARP) discipline in managing the Fund. The GARP approach targets companies that we believe are attractively priced, with above-average growth potential, defensible business models, solid competitive positions, and innovative products or other growth drivers that can prevail, even in an uncertain economic environment.

   While the Fund underperformed the Russell Index and its peer group during the six-month period, we also recognize that the first half of 2012 was a difficult time for individual stock pickers. Many of the best performers during the period were stocks with higher valuations and strong price momentum. The market environment during the last six months was a challenging one for the Fund's investment strategy, which emphasizes higher-quality, attractively-valued companies that are sometimes out of favor with the market.

Q What specific holdings helped the Fund's performance during the six months ended June 30, 2012?

A Three of the Fund's holdings were taken over at a premium during the period. In health care, Catalyst Health Solutions merged with SXC Health Solutions, and the drug development company Inhibitex was acquired by Bristol-Myers Squibb. In addition, the restaurant operator PF Chang's was purchased by a private equity firm. We don't intentionally look for takeover

4 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 targets when we pick stocks for the Fund, but a natural result of our focus on undervalued growth companies is that the Fund has averaged about four to six takeovers per year throughout its history.

   The Fund's returns also benefited from owning several stocks that displayed robust performance during the period, on the strength of positive fundamental developments. The stock price of Amarin, a development-stage biopharmaceutical company, climbed from $7.49 to $14.46 during the period after successfully completing Phase III clinical testing for its key drug. The drug is expected to receive FDA approval later this year. Also in health care, the Fund's position in Conceptus returned more than 50% during the period, behind strong earnings and news of a strengthened management team.

   Our stock selection process also added value to Fund returns in the energy and industrials sectors. In energy, an emphasis on natural gas over oil stocks in the Fund benefited performance. Our enthusiasm for low-cost providers of natural gas, such as Cabot Oil & Gas, a strong performer, is based on our expectation that higher-cost producers will curtail drilling and production in the face of a low price for the commodity. Additionally, we expect that longer-term demand for natural gas will be boosted by the development of both liquefied natural gas infrastructure and gas-fired vehicles. In industrials, the Fund held a number of stocks that registered robust gains during the six-month period, including TransDigm, the aerospace component maker; On Assignment, the temporary help provider; and U.S. Airways.

Q What types of investment decisions or individual holdings hurt the Fund's performance during the six months ended June 30, 2012?

A The Fund's positioning in the information technology and financials sectors accounted for the majority of the underperformance relative to the Russell Index during the six-month period. The largest individual detractor from performance in the information technology sector was WebMD Health, which is the largest online provider of health information services. WebMD fell sharply during the period as advertising sales cycles lengthened in response to heightened regulatory review of online pharmaceuticals marketing. Additionally, OCZ Technology, which makes solid-state disk drives that are being adopted in place of hard disk drives, declined during the period after reporting a modest earnings shortfall. We eliminated WebMD from the Fund based on our belief that advertising revenues would remain under pressure. We remain optimistic about OCZ's prospects for the balance of 2012 and beyond, however, and the stock remains in the Fund's portfolio.

               Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 5

   The Fund's benchmark-relative underperformance in the financials sector primarily reflected a lack of exposure to real estate investment trusts (REITs), which were among the market's best performers during the period, due in part to investors' thirst for yield.

Q  Broadly speaking, how was the Fund positioned as of June 30, 2012?

A The Fund is positioned for a low-to-moderate economic growth environment. Keeping in mind that Fund's sector weights are a residual effect of our security selection process, information technology remained the portfolio's largest overweight relative to the Russell Index at the end of the six-month period. Financials and consumer staples remained the Fund's largest benchmark-relative underweights.

   Portfolio turnover was lower than average during the six months ended June 30, 2012, as we didn't make any wholesale shifts. Instead, we made incremental, stock-by-stock changes to the portfolio based on our bottom-up selection process. We believe the lower turnover reflects our confidence in the fundamentals and valuations of the stocks currently owned by the Fund.

Q  What is your outlook for the second half of 2012, and beyond?

A As noted previously, the Fund is positioned for a low-to-moderate economic growth environment, but we remain optimistic on the long-term outlook for U.S. equities.

   We continue to be focused on identifying U.S.-centric, company-specific growth stories when adding securities to the Fund's portfolio, and we will continue to strive to generate long-term Fund outperformance through all market cycles. We believe that maintaining our GARP investment discipline - rather than trying to chase short-term performance trends - is the best way to accomplish that goal.

6 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

               Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 7

Portfolio Summary | 6/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        86.5%
Exchange Traded Fund                                                       1.1%
Temporary Cash Investment                                                  2.9%
International Common Stocks                                                6.5%
Depository Receipts for International Stocks                               3.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                               26.2%
Materials                                                                  4.0%
Financials                                                                 4.3%
Energy                                                                     7.6%
Information Technology                                                    26.0%
Industrials                                                               14.0%
Consumer Discretionary                                                    17.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

1.       Amarin Corp Plc (A.D.R.)                                          2.25%
--------------------------------------------------------------------------------
2.       Cabot Oil & Gas Corp.                                             2.04
--------------------------------------------------------------------------------
3.       Jazz Pharmaceuticals Plc                                          2.03
--------------------------------------------------------------------------------
4.       Spirit Aerosystems Holdings, Inc.                                 1.94
--------------------------------------------------------------------------------
5.       Salix Pharmaceuticals, Ltd.                                       1.88
--------------------------------------------------------------------------------
6.       Cinemark Holdings, Inc.                                           1.85
--------------------------------------------------------------------------------
7.       Cubist Pharmaceuticals, Inc.                                      1.67
--------------------------------------------------------------------------------
8.       WR Grace & Co.                                                    1.55
--------------------------------------------------------------------------------
9.       Conceptus, Inc.                                                   1.45
--------------------------------------------------------------------------------
10.      Gartner, Inc.                                                     1.45
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Prices and Distributions | 6/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                                6/30/12               12/31/11
--------------------------------------------------------------------------------
         A                                  $28.60                $26.59
--------------------------------------------------------------------------------
         B                                  $23.83                $22.31
--------------------------------------------------------------------------------
         C                                  $24.28                $22.68
--------------------------------------------------------------------------------
         R                                  $28.37                $26.43
--------------------------------------------------------------------------------
         Y                                  $29.71                $27.55
--------------------------------------------------------------------------------

Distributions per Share: 1/1/12-6/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Net Investment  Short-Term          Long-Term
       Class                   Income       Capital Gains       Capital Gains
--------------------------------------------------------------------------------
         A                     $   --         $   --               $  --
--------------------------------------------------------------------------------
         B                     $   --         $   --               $  --
--------------------------------------------------------------------------------
         C                     $   --         $   --               $  --
--------------------------------------------------------------------------------
         R                     $   --         $   --               $  --
--------------------------------------------------------------------------------
         Y                     $   --         $   --               $  --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------

The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses, or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

               Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 9

Performance Update | 6/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.


Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                                  Net Asset                 Public Offering
Period                            Value (NAV)               Price (POP)
--------------------------------------------------------------------------------

10 Years                           5.01%                      4.39%
5 Years                            0.78                      -0.41
1 Year                            -5.01                     -10.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                     Gross
--------------------------------------------------------------------------------
                                     1.26%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


              Pioneer Growth             Russell 2000
              Opportunities fund         Growth Index

6/30/2002     $            9,425         $     10,000
6/30/2003     $            8,419         $     10,069
6/30/2004     $           11,154         $     13,245
6/30/2005     $           12,401         $     13,813
6/30/2006     $           13,052         $     15,827
6/30/2007     $           14,781         $     18,491
6/30/2008     $           11,958         $     16,488
6/30/2009     $           10,217         $     12,391
6/30/2010     $           11,856         $     14,617
6/30/2011     $           16,175         $     20,975
6/30/2012     $           15,364         $     20,406

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Performance Update | 6/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                               If                    If
Period                         Held                  Redeemed
--------------------------------------------------------------------------------
10 Years                        3.84%                  3.84%
5 Years                        -0.56                  -0.56
1 Year                         -6.26                 -10.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                     Gross
--------------------------------------------------------------------------------
                                     2.49%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


              Pioneer Growth             Russell 2000
              Opportunities fund         Growth Index
6/30/2002     $           10,000         $     10,000
6/30/2003     $            8,865         $     10,069
6/30/2004     $           11,656         $     13,245
6/30/2005     $           12,856         $     13,813
6/30/2006     $           13,386         $     15,827
6/30/2007     $           14,991         $     18,491
6/30/2008     $           11,962         $     16,488
6/30/2009     $           10,068         $     12,391
6/30/2010     $           11,536         $     14,617
6/30/2011     $           15,548         $     20,975
6/30/2012     $           14,576         $     20,406

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 11

Performance Update | 6/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                                        If                    If
Period                                  Held                  Redeemed
--------------------------------------------------------------------------------
10 Years                                 4.02%                 4.02%
5 Years                                 -0.32                 -0.32
1 Year                                  -5.89                 -5.89

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                     Gross
--------------------------------------------------------------------------------
                                     2.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


              Pioneer Growth             Russell 2000
              Opportunities fund         Growth Index
6/30/2002     $           10,000          $     10,000
6/30/2003     $            8,869          $     10,069
6/30/2004     $           11,661          $     13,245
6/30/2005     $           12,872          $     13,813
6/30/2006     $           13,449          $     15,827
6/30/2007     $           15,073          $     18,491
6/30/2008     $           12,047          $     16,488
6/30/2009     $           10,148          $     12,391
6/30/2010     $           11,657          $     14,617
6/30/2011     $           15,763          $     20,975
6/30/2012     $           14,834          $     20,406


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Performance Update | 6/30/12                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                                        If                 If
Period                                  Held               Redeemed
--------------------------------------------------------------------------------
10 Years                                 4.21%              4.21%
5 Years                                 -0.13              -0.13
1 Year                                  -5.34              -5.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                     Gross
--------------------------------------------------------------------------------
                                     1.57%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


              Pioneer Growth             Russell 2000
              Opportunities fund         Growth Index
6/30/2002     $           10,000         $      10,000
6/30/2003     $            8,889         $      10,069
6/30/2004     $           11,717         $      13,245
6/30/2005     $           12,963         $      13,813
6/30/2006     $           13,575         $      15,827
6/30/2007     $           15,200         $      18,491
6/30/2008     $           12,078         $      16,488
6/30/2009     $           10,143         $      12,391
6/30/2010     $           11,723         $      14,617
6/30/2011     $           15,956         $      20,975
6/30/2012     $           15,104         $      20,406

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class R shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance shown for periods from December 10, 2004, to the inception of Class R shares on August 3, 2009, is based on the performance of Pioneer Growth Opportunities Fund's Class A shares, reduced to reflect the higher distribution and service fees for Class R shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 13

Performance Update | 6/30/12 Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                              If                      If
Period                        Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                       5.38%                    5.38%
5 Years                        1.30                     1.30
1 Year                        -4.53                    -4.53
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                     Gross
--------------------------------------------------------------------------------
                                     0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment


              Pioneer Growth             Russell 2000
              Opportunities fund         Growth Index
6/30/2002     $        5,000,000         $  5,000,000
6/30/2003     $        4,466,368         $  5,034,366
6/30/2004     $        5,917,040         $  6,622,598
6/30/2005     $        6,578,475         $  6,906,458
6/30/2006     $        6,948,431         $  7,913,632
6/30/2007     $        7,918,263         $  9,245,282
6/30/2008     $        6,433,821         $  8,243,856
6/30/2009     $        5,529,189         $  6,195,503
6/30/2010     $        6,450,246         $  7,308,394
6/30/2011     $        8,846,702         $ 10,487,287
6/30/2012     $        8,445,871         $ 10,202,977


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance for Class Y shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance shown for periods from December 10, 2004, to the inception of Class Y shares on September 23, 2005, reflects the NAV performance of the Pioneer Growth Opportunities Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (division) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from January 1, 2012, through June 30, 2012.

--------------------------------------------------------------------------------
Share Class              A            B           C           R          Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 1/1/12
--------------------------------------------------------------------------------
Ending Account Value   $1,075.60   $1,068.10   $1,070.60   $1,073.40   $1,078.40
(after expenses)
on 6/30/12
--------------------------------------------------------------------------------
Expenses Paid              $6.50      $13.73      $10.86       $8.56       $3.88
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 2.67%, 2.11%, 1.66% and 0.75% for Class A, Class B, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2012, through June 30, 2012.

--------------------------------------------------------------------------------
Share Class              A            B           C           R          Y
--------------------------------------------------------------------------------

Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 1/1/12
--------------------------------------------------------------------------------
Ending Account Value   $1,018.60   $1,011.59   $1,014.37   $1,016.61   $1,021.13
(after expenses)
on 6/30/12
--------------------------------------------------------------------------------
Expenses Paid              $6.32      $13.35      $10.57       $8.32       $3.77
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 2.67%, 2.11%, 1.66% and 0.75% for Class A, Class B, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Schedule of Investments | 6/30/12 (unaudited)

-------------------------------------------------------------------------------
Shares                                                        Value
-------------------------------------------------------------------------------
                COMMON STOCKS -- 95.2%
                ENERGY -- 7.4%
                Oil & Gas Exploration & Production -- 6.9%
     279,043    Cabot Oil & Gas Corp.                         $      10,994,294
     356,670    Comstock Resources, Inc.*                             5,856,521
     524,000    EXCO Resources, Inc.*                                 3,977,160
     395,800    McMoRan Exploration Co.*                              5,014,786
     140,500    Oasis Petroleum, Inc.*                                3,397,290
      66,529    Range Resources Corp.                                 4,116,149
      53,600    Rosetta Resources, Inc.*                              1,963,904
     515,900    Triangle Petroleum Corp.*                             2,878,722
                                                              -----------------
                                                              $      38,198,826
-------------------------------------------------------------------------------
                Oil & Gas Storage & Transportation -- 0.5%
      76,826    Golar LNG, Ltd.                               $       2,896,340
                                                              -----------------
                Total Energy                                  $      41,095,166
-------------------------------------------------------------------------------
                MATERIALS -- 3.6%
                Specialty Chemicals -- 3.0%
     523,000    Flotek Industries, Inc.*                      $       4,884,820
     360,900    GSE Holding, Inc.*                                    3,814,713
     165,400    WR Grace & Co.*                                       8,344,430
                                                              -----------------
                                                              $      17,043,963
-------------------------------------------------------------------------------
                Steel -- 0.6%
     103,200    Allegheny Technologies, Inc.                  $       3,291,048
                                                              -----------------
                Total Materials                               $      20,335,011
-------------------------------------------------------------------------------
                CAPITAL GOODS -- 5.4%
                Aerospace & Defense -- 3.5%
     125,800    Hexcel Corp.*                                 $       3,244,382
     438,000    Spirit Aerosystems Holdings, Inc.*                   10,437,540
      42,528    TransDigm Group, Inc.*                                5,711,510
                                                              -----------------
                                                              $      19,393,432
-------------------------------------------------------------------------------
                Construction & Engineering -- 0.8%
     189,900    KBR, Inc.                                     $       4,692,429
-------------------------------------------------------------------------------
                Industrial Machinery -- 1.1%
      89,600    Chart Industries, Inc.*                       $       6,160,896
                                                              -----------------
                Total Capital Goods                           $      30,246,757
-------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 5.5%
                Diversi3ed Support Services -- 1.7%
     153,372    Copart, Inc.*                                 $       3,633,383
     141,300    Mobile Mini, Inc.*                                    2,034,720
     106,200    United Rentals, Inc.*                                 3,615,048
                                                              -----------------
                                                              $       9,283,151
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 17

-------------------------------------------------------------------------------
Shares                                                        Value
-------------------------------------------------------------------------------
                Human Resource & Employment Services -- 2.0%
     387,585    On Assignment, Inc.*                          $       6,185,857
     315,900    WageWorks, Inc.*                                      4,757,454
                                                              -----------------
                                                              $      10,943,311
-------------------------------------------------------------------------------
                Research & Consulting Services -- 1.8%
       8,800    Acacia Research Corp.*                        $         327,712
      48,411    CoStar Group, Inc.*                                   3,930,973
     420,075    RPX Corp.*                                            6,028,076
                                                              -----------------
                                                              $      10,286,761
                                                              -----------------
                Total Commercial Services & Supplies          $      30,513,223
-------------------------------------------------------------------------------
                TRANSPORTATION -- 2.6%
                Air Freight & Logistics -- 0.3%
      83,400    XPO Logistics, Inc.*                          $       1,401,120
-------------------------------------------------------------------------------
                Airlines -- 2.3%
     106,920    Allegiant Travel Co.*                         $       7,450,186
     424,900    US Airways Group, Inc.*                               5,663,917
                                                              -----------------
                                                              $      13,114,103
                                                              -----------------
                Total Transportation                          $      14,515,223
-------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 0.9%
                Auto Parts & Equipment -- 0.9%
     229,300    Gentex Corp.                                  $       4,785,491
                                                              -----------------
                Total Automobiles & Components                $       4,785,491
-------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 6.1%
                Household Appliances -- 0.8%
     115,000    SodaStream International, Ltd.*               $       4,711,550
-------------------------------------------------------------------------------
                Housewares & Specialties -- 0.7%
      72,800    Tupperware Brands Corp.                       $       3,986,528
-------------------------------------------------------------------------------
                Leisure Products -- 0.6%
     319,400    LeapFrog Enterprises, Inc.*                   $       3,277,044
-------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 3.3%
      61,501    Carter's, Inc.*                               $       3,234,953
     156,000    G-III Apparel Group, Ltd.*                            3,695,640
     231,700    Hanesbrands, Inc.*                                    6,425,041
     168,000    True Religion Apparel, Inc.                           4,868,640
                                                              -----------------
                                                              $      18,224,274
-------------------------------------------------------------------------------
                Footwear -- 0.7%
     252,256    Crocs, Inc.*                                  $       4,073,934
                                                              -----------------
                Total Consumer Durables & Apparel             $      34,273,330
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

-------------------------------------------------------------------------------
Shares                                                        Value
-------------------------------------------------------------------------------
                CONSUMER SERVICES -- 2.9%
                Casinos & Gaming -- 1.0%
     637,300    Scientific Games Corp.*                       $       5,448,915
-------------------------------------------------------------------------------
                Restaurants -- 0.9%
     383,600    Caribou Coffee Co., Inc.*                     $       4,952,276
-------------------------------------------------------------------------------
                Education Services -- 1.0%
     275,463    Grand Canyon Education, Inc.*                 $       5,768,195
                                                              -----------------
                Total Consumer Services                       $      16,169,386
-------------------------------------------------------------------------------
                MEDIA -- 2.5%
                Movies & Entertainment -- 2.5%
     436,519    Cinemark Holdings, Inc.                       $       9,974,459
     153,900    Imax Corp.*                                           3,698,217
                                                              -----------------
                                                              $      13,672,676
                                                              -----------------
                Total Media                                   $      13,672,676
-------------------------------------------------------------------------------
                RETAILING -- 4.9%
                Apparel Retail -- 3.2%
     359,000    Express, Inc.*                                $       6,523,030
     119,900    Francesca's Holdings Corp.*                           3,238,499
     535,300    Hot Topic, Inc.*                                      5,187,057
     116,300    Urban Outfitters, Inc.*                               3,208,717
                                                              -----------------
                                                              $      18,157,303
-------------------------------------------------------------------------------
                Specialty Stores -- 1.1%
     109,400    Vitamin Shoppe, Inc.*                         $       6,009,342
-------------------------------------------------------------------------------
                Homefurnishing Retail -- 0.6%
     112,500    Mattress Firm Holding Corp.*                  $       3,409,875
                                                              -----------------
                Total Retailing                               $      27,576,520
-------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 11.1%
                Health Care Equipment -- 5.6%
     189,253    ABIOMED, Inc.*                                $       4,318,753
     394,825    Conceptus, Inc.*                                      7,825,432
      56,034    HeartWare International, Inc.*                        4,975,819
     301,100    Insulet Corp.*                                        6,434,507
     209,900    Masimo Corp.*                                         4,697,562
      95,900    Volcano Corp.*                                        2,747,535
                                                              -----------------
                                                              $      30,999,608
-------------------------------------------------------------------------------
                Health Care Supplies -- 3.4%
     161,000    Align Technology, Inc.*                       $       5,387,060
     417,800    Endologix, Inc.*                                      6,450,832
     454,200    Quidel Corp.*                                         7,121,856
                                                              -----------------
                                                              $      18,959,748
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 19

-------------------------------------------------------------------------------
Shares                                                        Value
-------------------------------------------------------------------------------
                Health Care Services -- 1.2%
      71,600    Catalyst Health Solutions, Inc.*              $       6,690,304
-------------------------------------------------------------------------------
                Health Care Facilities -- 0.4%
     578,186    LCA-Vision, Inc.*                             $       2,486,200
-------------------------------------------------------------------------------
                Health Care Technology -- 0.5%
     175,900    Greenway Medical Technologies, Inc.,*         $       2,868,929
                                                              -----------------
                Total Health Care Equipment & Services        $      62,004,789
-------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                SCIENCES -- 14.1%
                Biotechnology -- 7.3%
     397,449    Alkermes Plc*                                 $       6,744,710
     837,800    Amarin Corp Plc (A.D.R.)*                            12,114,589
     237,400    Cubist Pharmaceuticals, Inc.*                         8,999,834
     369,200    Exact Sciences Corp.*                                 3,957,824
     304,570    Neurocrine Biosciences, Inc.*                         2,409,149
     752,700    NPS Pharmaceuticals, Inc.*                            6,480,747
                                                              -----------------
                                                              $      40,706,853
-------------------------------------------------------------------------------
                Pharmaceuticals -- 6.8%
     271,000    Auxilium Pharmaceuticals, Inc.*                       7,287,190
     242,905    Jazz Pharmaceuticals Plc*                            10,933,154
     288,100    Optimer Pharmaceuticals, Inc.*                        4,471,312
      99,700    Questcor Pharmaceuticals, Inc.*                       5,308,028
     185,900    Salix Pharmaceuticals, Ltd.*                         10,120,396
                                                              -----------------
                                                              $      38,120,080
                                                              -----------------
                Total Pharmaceuticals, Biotechnology & Life
                Sciences                                      $      78,826,933
-------------------------------------------------------------------------------
                BANKS -- 0.9%
                Regional Banks -- 0.9%
      82,500    Signature Bank Corp.*                         $       5,030,025
                                                              -----------------
                Total Banks                                   $       5,030,025
-------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 1.6%
                Specialized Finance -- 1.0%
      24,500    MarketAxess Holdings, Inc.                    $         652,680
     134,400    MSCI, Inc.*                                           4,572,288
                                                              -----------------
                                                              $       5,224,968
-------------------------------------------------------------------------------
                Consumer Finance -- 0.6%
     147,798    Ezcorp, Inc.*                                 $       3,467,341
                                                              -----------------
                Total Diversi3ed Financials                   $       8,692,309
-------------------------------------------------------------------------------
                Real Estate -- 0.7%
                Mortgage REIT's -- 0.7%
     386,600    CreXus Investment Corp.                       $       3,931,722
                                                              -----------------
                Total Real Estate                             $       3,931,722
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

-------------------------------------------------------------------------------
Shares                                                        Value
-------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 14.9%
                Internet Software & Services -- 3.8%
     196,400    Brightcove, Inc.*                             $       2,995,100
     201,300    ExactTarget, Inc.*                                    4,400,418
     418,000    SciQuest, Inc.*                                       7,507,280
     568,400    Velti Plc*                                            3,694,600
     142,218    Vocus, Inc.*                                          2,645,255
                                                              -----------------
                                                              $      21,242,653
-------------------------------------------------------------------------------
                IT Consulting & Other Services -- 3.6%
     180,900    Gartner, Inc.*                                $       7,787,745
     187,983    InterXion Holding NV*                                 3,404,372
     521,400    Sapient Corp.                                         5,250,498
     284,300    Virtusa Corp.*                                        3,795,405
                                                              -----------------
                                                              $      20,238,020
-------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 1.8%
     163,600    VeriFone Systems, Inc.*                       $       5,413,524
     468,100    WNS Holdings, Ltd. (A.D.R.)*                          4,554,613
                                                              -----------------
                                                              $       9,968,137
-------------------------------------------------------------------------------
                Application Software -- 4.7%
     198,333    Aspen Technology, Inc.*                       $       4,591,409
     278,000    RealPage, Inc.*                                       6,438,480
     159,400    SS&C Technologies Holdings, Inc.*                     3,985,000
     342,140    Tangoe, Inc.*                                         7,291,003
      43,233    Ultimate Software Group, Inc.*                        3,852,925
                                                              -----------------
                                                              $      26,158,817
-------------------------------------------------------------------------------
                Systems Software -- 1.0%
     170,940    Fortinet, Inc.*                               $       3,969,227
      83,800    Rovi Corp.*                                           1,644,156
                                                              -----------------
                                                              $       5,613,383
                                                              -----------------
                Total Software & Services                     $      83,221,010
-------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 5.7%
                Communications Equipment -- 3.5%
     369,500    Finisar Corp.*                                $       5,527,720
     217,200    Procera Networks, Inc.*                               5,280,132
     282,900    Riverbed Technology, Inc.*                            4,568,835
     941,300    ShoreTel, Inc.*                                       4,122,894
                                                              -----------------
                                                              $      19,499,581
-------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 1.2%
   1,233,219    OCZ Technology Group, Inc.*                   $       6,536,061
-------------------------------------------------------------------------------
                Technology Distributors -- 1.0%
     166,306    SYNNEX Corp.*                                 $       5,735,894
                                                              -----------------
                Total Technology Hardware & Equipment         $      31,771,536
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 21

-------------------------------------------------------------------------------
Shares                                                        Value
-------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.4%
                Semiconductor Equipment -- 0.7%
     275,193    Nanometrics, Inc.*                            $       4,226,964
-------------------------------------------------------------------------------
                Semiconductors -- 3.7%
   1,145,200    Entropic Communications, Inc.*                $       6,458,928
     295,600    Integrated Device Technology, Inc.*                   1,661,272
     859,000    Lattice Semiconductor Corp.*                          3,238,430
     369,000    MIPS Technologies, Inc.*                              2,461,230
     277,300    Semtech Corp.*                                        6,743,936
                                                              -----------------
                                                              $      20,563,796
                                                              -----------------
                Total Semiconductors & Semiconductor
                Equipment                                     $      24,790,760
-------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $452,138,187)                           $     531,451,867
-------------------------------------------------------------------------------
                MUTUAL FUND -- 1.0%
                DIVERSIFIED FINANCIALS -- 1.0%
                Multi-Sector Holdings -- 1.0%
      60,451    iShares Russell 2000 Growth Index Fund        $       5,529,453
                                                              -----------------
                Total Diversi3ed Financials                   $       5,529,453
-------------------------------------------------------------------------------
                TOTAL MUTUAL FUND
                (Cost $5,267,135)                             $       5,529,453
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   Principal
  Amount ($)
-------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 2.9%
                Repurchase Agreements -- 2.9%
   8,100,000    Deutsche Bank AG, 0.2%, dated 6/29/12,
                repurchase price of $8,100,000 plus accrued
                interest on 7/2/12 collateralized by the
                following:
                $247,596 U.S. Treasury Bond, 2.0-3.375%,
                11/15/26-4/15/32
                $8,014,404 U.S. Treasury Strip, 0.0-2.625%,
                8/5/12-2/15/42                                $       8,100,000
   8,100,000    JPMorgan, Inc., 0.18%, dated 6/29/12,
                repurchase price of $8,100,000 plus accrued
                interest on 7/2/12 collateralized by
                $8,262,126 Federal National Mortgage
                Association (ARM), 1.755-5.97%, 3/1/34-1/1/42         8,100,000
                                                              -----------------
                                                              $      16,200,000
-------------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $16,200,000)                            $      16,200,000
-------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.1%
                (Cost $473,635,436) (a)                       $     553,181,320
===============================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

--------------------------------------------------------------------------------
Principal
Amount ($)                                                    Value
--------------------------------------------------------------------------------
                WRITTEN OPTION -- (0.0)
       (256)    Auxilium Pharmaceuticals, Inc.                $         (85,760)
--------------------------------------------------------------------------------
                TOTAL WRITTEN OPTIONS
                (Premiums received $30,114)                   $         (85,760)
--------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 0.9%            $       5,296,512
================================================================================

                TOTAL NET ASSETS -- 100.0%                    $     558,392,072
================================================================================

*            Non-income producing security.

REIT's       Real Estate Investment Trust.

(A.D.R.)     American Depositary Receipts.

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal Income tax purposes of $476,406,985 was as follows:

               Aggregate gross unrealized gain for all investments
                in which there is an excess of value over tax cost $101,984,711

               Aggregate gross unrealized loss for all investments
                in which there is an excess of tax cost over value  (25,210,376)
                                                                   -------------

               Net unrealized gain                                 $ 76,774,335
                                                                   =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $326,130,982 and $371,678,568, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Fund's assets:

----------------------------------------------------------------------------------
                                Level 1           Level 2   Level 3     Total
----------------------------------------------------------------------------------
Common Stocks                  $531,451,867    $16,200,000  $    --  $547,651,867
Mutual Funds                   $  5,529,453    $        --  $    --  $  5,529,453
----------------------------------------------------------------------------------
Total                          $536,981,320    $16,200,000  $    --  $553,181,320
==================================================================================
Other Financial Instruments*   $    (85,760)   $        --  $    --  $    (85,760)
==================================================================================

*    Other financial instruments include written options.

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 23

Statement of Assets and Liabilities | 6/30/12 (unaudited)


ASSETS:
   Investment in securities (cost $473,635,436)                  $ 553,181,320
   Cash                                                              2,310,531
   Receivables --
     Investment securities sold                                      4,838,448
     Fund shares sold                                                   64,756
     Dividends                                                         166,526
   Other                                                                46,709
-------------------------------------------------------------------------------
       Total assets                                              $ 560,608,290
===============================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                             $   1,250,076
     Fund shares repurchased                                           582,048
   Due to affiliates                                                   226,648
   Open option contracts written (premiums received $30,114)            85,760
   Accrued expenses                                                     71,686
-------------------------------------------------------------------------------
       Total liabilities                                         $   2,216,218
===============================================================================
NET ASSETS:
   Paid-in capital                                               $ 583,466,595
   Accumulated net investment loss                                  (2,941,355)
   Accumulated net realized loss on investments
     and options contracts                                        (101,623,406)
   Net unrealized gain on investments                               79,545,884
   Net unrealized loss on written options                              (55,646)
-------------------------------------------------------------------------------
       Total net assets                                          $ 558,392,072
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $454,233,549/15,883,486 shares)             $       28.60
   Class B (based on $13,563,398/569,262 shares)                 $       23.83
   Class C (based on $41,887,815/1,725,025 shares)               $       24.28
   Class R (based on $9,131,752/321,927 shares)                  $       28.37
   Class Y (based on $39,575,558/1,332,241 shares)               $       29.71
MAXIMUM OFFERING PRICE:
   Class A (28.60 (division) 94.25%)                             $       30.34
===============================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Statement of Operations (unaudited)

For the Six Months Ended 6/30/12

INVESTMENT INCOME:
   Dividends                                             $    874,971
   Interest                                                    11,558
   Income from securities loaned, net                             169
-------------------------------------------------------------------------------------
     Total investment income                                            $    886,698
=====================================================================================
EXPENSES:
   Management fees                                       $  1,860,682
   Transfer agent fees and expenses
     Class A                                                  418,380
     Class B                                                   55,512
     Class C                                                   31,436
     Class R                                                    2,141
     Class Y                                                    1,310
   Distribution fees
     Class A                                                  579,811
     Class B                                                   78,197
     Class C                                                  214,301
     Class R                                                   23,352
   Shareholder communications expense                         351,381
   Administrative reimbursements                               82,254
   Custodian fees                                              17,161
   Registration fees                                           33,167
   Professional fees                                           38,208
   Printing expense                                             6,869
   Fees and expenses of nonaffiliated trustees                  9,582
   Miscellaneous                                               24,309
-------------------------------------------------------------------------------------
     Total expenses                                                     $  3,828,053
-------------------------------------------------------------------------------------
     Net expenses                                                       $  3,828,053
-------------------------------------------------------------------------------------
       Net investment loss                                              $ (2,941,355)
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS CONTRACTS:
   Net realized gain on:
     Investments                                         $ 20,220,266
     Class Actions                                                787
     Written options closed/expired                           301,961   $ 20,523,014
-------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
     Investments                                         $ 23,729,673
     Written options                                          (97,696)  $ 23,631,977
-------------------------------------------------------------------------------------
   Net gain on investments and written options                          $ 44,154,991
-------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                 $ 41,213,636
=====================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 25

Statements of Changes in Net Assets

------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended
                                                     6/30/12         Year Ended
                                                     (Unaudited)     12/30/11
------------------------------------------------------------------------------------

FROM OPERATIONS:
Net investment loss                                  $  (2,941,355)  $   (6,342,457)
Net realized gain on investments, class actions and
   written options                                      20,523,014       78,782,849
Change in net unrealized gain (loss) on investments
   and written options                                  23,631,977      (86,311,577)
------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                               $  41,213,636   $  (13,871,185)
------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares         $  18,859,658   $   52,812,803
Cost of shares repurchased                             (50,909,005)    (133,580,761)
------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
       Fund share transactions                       $ (32,049,347)  $  (80,767,958)
------------------------------------------------------------------------------------
     Net increase (decrease) in net assets               9,164,289      (94,639,143)
NET ASSETS:
Beginning of period                                    549,227,783      643,866,926
------------------------------------------------------------------------------------
End of period                                        $ 558,392,072   $  549,227,783
====================================================================================
Accumulated net investment loss                      $  (2,941,355)  $           --
====================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

------------------------------------------------------------------------------------------------
                                 '12 Shares     '12 Amount
                                 (Unaudited)    (Unaudited)        '11 Shares    '11 Amount
------------------------------------------------------------------------------------------------
CLASS A
Shares sold                         447,038     $   7,575,737       1,257,632     $  35,074,021
Less shares repurchased          (1,207,114)      (16,154,826)     (3,157,647)      (87,102,644)
------------------------------------------------------------------------------------------------
   Net decrease                    (760,076)    $  (8,579,089)     (1,900,015)    $ (52,028,623)
================================================================================================
CLASS B
Shares sold or exchanged             22,219     $   1,006,213          74,049     $   1,734,440
Less shares repurchased            (211,297)       (2,907,371)       (543,924)      (12,672,154)
------------------------------------------------------------------------------------------------
   Net decrease                    (189,078)    $  (1,901,158)       (469,875)    $ (10,937,714)
================================================================================================
CLASS C
Shares sold                         112,851     $   1,580,432         260,737     $   6,040,826
Less shares repurchased            (215,762)       (4,219,894)       (530,537)      (12,590,565)
------------------------------------------------------------------------------------------------
   Net decrease                    (102,911)    $  (2,639,462)       (269,800)    $  (6,549,739)
================================================================================================
CLASS R
Shares sold                          42,354     $   7,995,681         211,063     $   5,754,560
Less shares repurchased             (62,234)      (23,017,844)       (261,747)       (7,128,539)
------------------------------------------------------------------------------------------------
Net decrease                        (19,880)    $ (15,022,163)        (50,684)    $  (1,373,979)
================================================================================================
CLASS Y
Shares sold                          46,152     $     701,595         148,487     $   4,208,956
Less shares repurchased            (138,606)       (4,609,070)       (484,567)      (14,086,859)
------------------------------------------------------------------------------------------------
   Net decrease                     (92,454)    $  (3,907,475)       (336,080)    $  (9,877,903)
================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 27

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year       Year       Year       Year       Year
                                                             6/30/12        Ended      Ended      Ended      Ended      Ended
                                                             (Unaudited)    12/31/11   12/31/10   12/31/09   12/31/08   12/31/07
Class A
Net asset value, beginning of period                         $    26.59     $  27.28   $  22.81   $  15.95   $  25.24   $  28.81
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment loss                                       $    (0.14)    $  (0.28)  $  (0.22)  $  (0.07)  $  (0.07)  $  (0.20)
   Net realized and unrealized gain (loss) on investments          2.15        (0.41)      4.69       6.93      (8.91)     (1.01)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     2.01     $  (0.69)  $   4.47   $   6.86   $  (8.98)  $  (1.21)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                 --           --         --         --      (0.31)     (2.36)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     2.01     $  (0.69)  $   4.47   $   6.86   $  (9.29)  $  (3.57)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    28.60     $  26.59   $  27.28   $  22.81   $  15.95   $  25.24
==================================================================================================================================
Total return*                                                      7.56%       (2.53)%    19.60%     43.01%    (35.39)%    (3.90)%
Ratio of net expenses to average net assets+                       1.26%**      1.26%      1.29%      1.35%      1.28%      1.17%
Ratio of net investment loss to average net assets+               (0.96)%**    (0.95)%    (0.86)%    (0.53)%    (0.29)%    (0.65)%
Portfolio turnover rate                                             116%**       112%       114%       140%       221%       104%
Net assets, end of period (in thousands)                     $    454,234   $442,574   $505,960   $463,880   $171,415   $339,870
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                    1.26%**      1.26%      1.29%      1.35%      1.28%      1.17%
   Net investment loss                                            (0.95)%**    (0.95)%    (0.86)%    (0.53)%    (0.29)%    (0.65)%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    1.26%**      1.26%      1.29%      1.35%      1.28%      1.16%
   Net investment loss                                            (0.95)%**    (0.95)%    (0.86)%    (0.53)%    (0.28)%    (0.64)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12


                                                             Six Months
                                                             Ended          Year       Year       Year       Year       Year
                                                             6/30/12        Ended      Ended      Ended      Ended      Ended
                                                             (Unaudited)    12/31/11   12/31/10   12/31/09   12/31/08   12/31/07
Class B
Net asset value, beginning of period                         $    22.31     $  23.17   $  19.60   $  13.90   $  22.42   $  26.19
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment loss                                       $    (0.33)    $  (0.66)  $  (0.55)  $  (0.11)  $  (0.39)  $  (0.48)
   Net realized and unrealized gain (loss) on investments          1.85        (0.20)      4.12       5.81      (7.82)     (0.93)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     1.52     $  (0.86)  $   3.57   $   5.70   $  (8.21)  $  (1.41)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                 --           --         --         --      (0.31)     (2.36)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     1.52     $  (0.86)  $   3.57   $   5.70   $  (8.52)  $  (3.77)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    23.83     $  22.31   $  23.17   $  19.60   $  13.90   $  22.42
===================================================================================================================================
Total return*                                                      6.81%       (3.71)%    18.21%     41.01%    (36.41)%    (5.06)%
Ratio of net expenses to average net assets+                       2.67%**      2.49%      2.45%      2.58%      2.84%      2.40%
Ratio of net investment loss to average net assets+               (2.37)%**    (2.19)%    (2.03)%    (1.54)%    (1.86)%    (1.88)%
Portfolio turnover rate                                             116%**       112%       114%       140%       221%       104%
Net assets, end of period (in thousands)                     $    13,563    $ 16,919   $ 28,464   $ 40,989   $  1,153   $  2,385
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                    2.67%**      2.49%      2.45%      2.58%      2.84%      2.40%
   Net investment loss                                            (2.37)%**    (2.19)%    (2.03)%    (1.54)%    (1.86)%    (1.88)%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                    2.67%**      2.49%      2.45%      2.58%      2.82%      2.37%
   Net investment loss                                            (2.37)%**    (2.19)%    (2.03)%    (1.54)%    (1.84)%    (1.85)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 29

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year       Year       Year       Year       Year
                                                             6/30/12        Ended      Ended      Ended      Ended      Ended
                                                             (Unaudited)    12/31/11   12/31/10   12/31/09   12/31/08   12/31/07
Class C
Net asset value, beginning of period                         $    22.68     $  23.47   $  19.81   $  14.02   $  22.57   $  26.32
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment loss                                       $    (0.22)    $  (0.46)  $  (0.42)  $  (0.09)  $  (0.27)  $  (0.46)
   Net realized and unrealized gain (loss) on investments          1.82        (0.33)      4.08       5.88      (7.97)     (0.93)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     1.60     $  (0.79)  $   3.66   $   5.79   $  (8.24)  $  (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                 --           --         --         --      (0.31)     (2.36)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     1.60     $  (0.79)  $   3.66   $   5.79   $  (8.55)  $  (3.75)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    24.28     $  22.68   $  23.47   $  19.81   $  14.02   $  22.57
===================================================================================================================================
Total return*                                                      7.06%       (3.37)%    18.48%     41.30%    (36.30)%    (4.96)%
Ratio of net expenses to average net assets+                       2.11%**      2.13%      2.26%      2.39%      2.65%      2.22%
Ratio of net investment loss to average net assets+               (1.81)%**    (1.82)%    (1.83)%    (1.33)%    (1.64)%    (1.70)%
Portfolio turnover rate                                             116%**       112%       114%       140%       221%       104%
Net assets, end of period (in thousands)                     $   41,888     $ 41,448   $ 49,239   $ 49,845   $    696   $  1,042
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                    2.11%        2.13%      2.26%      2.39%      2.65%      2.22%
   Net investment loss                                            (1.81)%      (1.82)%    (1.83)%    (1.33)%    (1.64)%    (1.70)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    2.11%        2.13%      2.26%      2.39%      2.64%      2.20%
   Net investment loss                                            (1.81)%      (1.82)%    (1.83)%    (1.33)%    (1.63)%    (1.68)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

-----------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year       Year       8/3/09
                                                             6/30/12        Ended      Ended      to
                                                             (Unaudited)    12/31/11   12/31/10   12/31/09 (a)
Class R
Net asset value, beginning of period                         $    26.43     $  27.20   $  22.80   $     20.45
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $    (0.19)    $  (0.37)  $  (0.29)  $     (0.04)
   Net realized and unrealized gain (loss) on investments          2.13        (0.40)      4.69          2.39
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     1.94     $  (0.77)  $   4.40   $      2.35
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     1.94     $  (0.77)  $   4.40   $      2.35
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    28.37     $  26.43   $  27.20   $     22.80
=================================================================================================================
Total return*                                                      7.34%       (2.83)%    19.30%        11.49%(b)
Ratio of net expenses to average net assets+                       1.66%**      1.57%      1.55%         1.58%**
Ratio of net investment loss to average net assets+               (1.35)%**    (1.25)%    (1.12)%       (0.49)%**
Portfolio turnover rate                                             116%**       112%       114%          140%**
Net assets, end of period (in thousands)                     $    9,132     $  9,033   $ 10,677   $    10,515
Ratios with reduction for fees paid indirectly:
   Net expenses                                                    1.66%**      1.57%      1.55%         1.58%**
   Net investment loss                                            (1.35)%**    (1.25)%    (1.12)%       (0.49)%**
=================================================================================================================

(a)  Class R shares were first publicly offered on August 3, 2009.

(b)  Not Annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.

**   Annualized.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year       Year       Year       Year       Year
                                                             6/30/12        Ended      Ended      Ended      Ended      Ended
                                                             (Unaudited)    12/31/11   12/31/10   12/31/09   12/31/08   12/31/07
Class Y
Net asset value, beginning of period                         $    27.55     $  28.13   $  23.39   $  16.26   $  25.59   $  29.05
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment gain (loss)                                $    (0.07)    $  (0.14)  $  (0.11)  $   0.01   $   0.05   $  (0.06)
   Net realized and unrealized gain (loss) on investments          2.23        (0.43)      4.85       7.13      (9.07)     (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     2.16     $  (0.58)  $   4.74   $   7.13   $  (9.02)  $  (1.10)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                 --           --         --         --      (0.31)     (2.36)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     2.16     $  (0.58)  $   4.74   $   7.13   $  (9.33)  $  (3.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    29.71     $  27.55   $  28.13   $  23.39   $  16.26   $  25.59
===================================================================================================================================
Total return*                                                      7.84%       (2.06)%    20.26%     43.85%    (35.06)%    (3.48)%
Ratio of net expenses to average net assets+                       0.75%**      0.75%      0.76%      0.77%      0.79%      0.71%
Ratio of net investment income (loss) to average net assets+      (0.44)%**    (0.44)%    (0.34)%    (0.04)%     0.23%     (0.19)%
Portfolio turnover rate                                             116%**       112%       114%       140%       221%       104%
Net assets, end of period (in thousands)                     $   39,576     $ 39,253   $ 49,527   $ 82,061   $ 42,259   $ 75,001
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 0.75%**         0.75%      0.76%      0.77%      0.79%      0.71%
   Net investment income (loss)                                (0.44)%**      (0.44)%     (0.34)%     0.04%      0.23%     (0.19)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

(a) The amount shown for share outstanding does not correspond with the net investment loss on the Statement of Operations for the period due to the timing of sales and repurchases of shares.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Notes to Financial Statements | 6/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class R shares were first publicly offered on August 3, 2009. Class Y shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices. At June 30, 2012, no securities were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

34 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars.
   Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   There were no distributions paid during the years ended December 31, 2011. The tax character of current year distributions payable will be determined at the end of the current taxable year. The following shows the components of accumulated losses on a federal income tax basis at December 31, 2011:

-------------------------------------------------------------------------------
                                                                          2011
-------------------------------------------------------------------------------
Accumulated losses:
Capital loss carryforward                                       $ (109,863,857)
Current year post October loss deferred                             (9,511,014)
Unrealized appreciation                                             53,086,712
-------------------------------------------------------------------------------
   Total                                                        $  (66,288,159)
===============================================================================

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 35

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $18,055 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2012.

E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended June 30, 2012. The Fund recognized gains of $787 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

36 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

G. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At June 30, 2012, the Fund had no securities on loan.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 37

I. Option Writing

   The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Transactions in written call options for the six months ended June 30, 2012 are summarized as follows:


------------------------------------------------------------------------------
                                                   Number of        Premiums
                                                   Contracts        Received
------------------------------------------------------------------------------

Options outstanding at beginning of year                 829        $ 131,222
Options opened                                         4,003          538,078
Options exercised                                     (2,369)        (463,598)
Options closed                                          (416)         (61,327)
Options expired                                       (1,791)        (114,261)
------------------------------------------------------------------------------
Options outstanding at end of period                     256        $  30,114
==============================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,347 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

38 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended June 30, 2012 such out-of-pocket expenses by class of shares were as follows:

------------------------------------------------------------------------------
Shareholder Communications:
------------------------------------------------------------------------------
Class A                                                             $  256,941
Class B                                                                 18,875
Class C                                                                 52,251
Class R                                                                 18,349
Class Y                                                                  4,965
------------------------------------------------------------------------------
   Total                                                            $  351,380
==============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $173,473 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2012.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,828 in distribution fees payable to PFD at June 30, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 39 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2012, CDSCs in the amount of $7,187 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended June 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among

40 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2012, the Fund had no borrowings under a credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 was as follows:

-----------------------------------------------------------------------------------
Derivatives Not                                                      Change in
Accounted for as                                        Realized     Unrealized
Hedging Instruments                                     Gain on      Gain or (Loss)
Under Accounting         Location of Gain or (Loss)     Derivatives  on Derivatives
Standards Codification   on Derivatives Recognized      Recognized   Recognized
(ASC) 185                in Income                      in Income    in Income
-----------------------------------------------------------------------------------
Equity Contracts --      Net realized gain on written
Options                  options closed/expired         $301,961      --
------------------------------------------------------------------------------------
Equity Contracts --      Change in net unrealized loss
Options                  on written options              --          $(97,696)
------------------------------------------------------------------------------------

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 41

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
Mary K. Bush                              Vice President
John F. Cogan, Jr.                     Mark E. Bradley, Treasurer**
Benjamin M. Friedman                   Christopher J. Kelley, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*  Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

42 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

                           This page for your notes.

              Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12 43

                           This page for your notes.

44 Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
---------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                            1-800-225-6292
FactFone(SM) for automated fund yields, prices,
account information and transactions                         1-800-225-4321
Retirement plans information                                 1-800-622-0176

Write to us:
---------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                            1-800-225-4240

Our internet e-mail address              ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LOGO] Pioneer
      Investment(R)

Pioneer Investment
Management, Inc. 60 State
Street Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments  19413-06-0812

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2012

* Print the name and title of each signing officer under his or her signature.